UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Abbott Laboratories

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Abbott Laboratories
100 Abbott Park Road
Abbott Park, Illinois 60064-6400 U.S.A.

On the Cover: ZULEYMA SANTOS

LOS ANGELES, CALIFORNIA, USA
HEARTMATE 3

Zuleyma relies on Abbott’s
HeartMate 3 Left Ventricular
Assist Device, a mini heart
pump for patients in advanced-stage
heart failure.

1

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME Friday, April 26, 2024 at 9:00 a.m. Central Time	VIRTUAL MEETING SITE meetnow.global/ABT2024	WHO CAN VOTE Shareholders of record at the close of business on February 28, 2024

ITEMS OF BUSINESS		Board Voting Recommendation
Item 1	Election of the 12 director nominees named in this proxy statement to hold office until the next Annual Meeting or until the next meeting of shareholders at which directors are elected	FOR Each Director Nominee
Item 2	Ratification of the appointment of Ernst & Young LLP as auditors of Abbott for 2024	FOR
Item 3	Approval, on an advisory basis, of executive compensation	FOR

Shareholders will also transact such other business as may properly come before the meeting, including any adjournment or postponement thereof.

To attend the Annual Meeting, shareholders will be required to enter a control number. Please see page 85 for further instructions on how to attend the Annual Meeting.

YOUR VOTE IS IMPORTANT

Please sign and promptly return your proxy or voting instruction form in the enclosed envelope, or vote your shares by telephone or using the Internet.

If you are a registered shareholder (you received your proxy materials from Abbott through Abbott’s transfer agent, Computershare), you may vote your shares by telephone (1-800-652-VOTE (8683)) or on the Internet at www.investorvote.com/abt.

If you are a beneficial shareholder (you received your proxy materials from a broker, bank, or other agent), please refer to the voting instructions provided to you by your broker, bank, or other agent.

This proxy statement and the accompanying proxy card, and the Notice of Internet Availability of Proxy Materials, are being provided to shareholders on or about March 15, 2024.

By order of the Board of Directors.

HUBERT L. ALLEN
Secretary

March 15, 2024

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 26, 2024

Abbott’s 2024 Proxy Statement and 2023 Annual Report to Shareholders are available at www.abbott.com/proxy.

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PROXY SUMMARY

This summary contains highlights about Abbott and the upcoming 2024 Annual Meeting of Shareholders. This summary does not contain all of the information that you should consider in advance of the meeting, and we encourage you to read the entire proxy statement carefully before voting.

ABBOTT’S DIVERSIFIED BUSINESS MODEL DELIVERS LEADING SHAREHOLDER RETURNS

Abbott’s strong sustainable performance has resulted in total shareholder return (TSR) above the peer median on a five-year basis. Following the acquisitions of St. Jude Medical and Alere Inc. in 2017, Abbott has delivered a cumulative TSR of 225%, significantly outperforming both the S&P 500 (141%) and peers (99%) over that same time horizon. This long-term performance is driven by strong execution, an effective governance structure, and the strength of our diversified business model with leadership positions in some of the largest and fastest growing markets in healthcare and innovative product portfolios across our businesses.

5-Year Total Shareholder Return	7-Year TSR: Durable Growth Over the past 7 years, Abbott has outperformed the S&P 500 and peers

In addition to delivering significant shareholder returns, Abbott continued to take important steps to position the Company for long-term, sustainable growth.

ROBUST INNOVATION PIPELINE	INVESTING FOR FUTURE GROWTH	SHAREHOLDER RETURNS
●Steady cadence of important product approvals across our businesses that will be significant contributors to growth in the coming years.	●Increased manufacturing scale and capabilities across several important products. ●Invested $2.2 billion in capital projects in the past year.	●Returned $3.6 billion to shareholders through dividends in 2023 and announced an 8% increase to our dividend for 2024, marking our 52nd consecutive year of dividend increases.

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EXECUTIVE COMPENSATION

SHAREHOLDER FEEDBACK

In 2023, we contacted shareholders representing over 60% of our outstanding shares, including 100% of our top 20 investors, to engage in an open dialogue and discuss our compensation program and various topics, including:

●	Board oversight of risks, such as business strategy and operations, enterprise and product cybersecurity, sustainability, and product quality and regulatory compliance.
●	Our rigorous goal setting process which links executive pay to performance against operating and financial plans, strategic business priorities and initiatives, and human capital metrics.
●

Human capital management and Abbott’s commitment to diversity, equity, and inclusion, including Abbott’s Diversity, Equity and Inclusion Report which provides goals, our progress against them, and disclosure of EEO-1 data.

●	Board composition and refreshment, including six new independent directors since 2018, three of whom are women and three of whom are minorities.

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

The following practices and policies ensure alignment of interests between shareholders and management, and effective ongoing compensation governance.

Compensation Practice		Abbott Policy	More Information On Page
Compensation is Market-Based	Yes
Benchmark peers with investment profiles, operating characteristics, and employment and business markets similar to Abbott. Annual incentive plan goals are set to exceed market growth in relevant markets/business segments
30-33
Compensation is Performance-Based	Yes	Short-term and long-term incentive awards are 100% performance based. Annual incentive plan goals are set to exceed market growth in relevant markets and business segments	31-33
Double-Trigger Change in Control	Yes	Provide change in control benefits under double-trigger circumstances only	69-70
Recoupment Policies	Yes	Compensation Committee can seek recoupment of incentive compensation, forfeit existing awards or reduce future awards	54
Robust Share Ownership Guidelines	Yes	Require significant share ownership for officers and directors, and share retention requirements until guidelines are met	27 and 53
Capped Incentive Awards	Yes	Incentive award payments are capped	32 and 56
Independent Compensation Committee Consultant	Yes	Committee consultant performs no other work for Abbott	22
Tax Gross Ups	No	No tax gross ups under our executive officer pay program	52-53
Guaranteed Bonuses	No	No guaranteed bonuses	31-32
Employment Contracts	No	No employment contracts	68
Excessive Risk Taking	No	No highly leveraged incentive plans that encourage excessive risk taking	55-56
Hedging and Pledging of Company Shares	No	No hedging or pledging of Abbott shares is allowed	54 and 56
Discounted Stock Options	No	No discounted stock options are allowed or granted	56

Details of the compensation decisions made for our named executive officers are outlined on pages 40 to 51.

THE STRENGTH OF OUR COMPENSATION PROGRAM IS EVIDENT IN OUR ‘SAY ON PAY’ VOTING RESULTS. IN EACH OF THE PAST FIVE YEARS, ABBOTT ACHIEVED AT LEAST 90% SUPPORT FROM SHAREHOLDERS.

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DIRECTOR NOMINEES

The Board of Directors recommends a vote FOR the election of each of the following nominees for director. All nominees are currently serving as directors. Additional information about each director nominee’s background and experience can be found beginning on page 10.

Name	Principal Occupation	Age	Director Since	Committee Memberships
ROBERT J. ALPERN, M.D. Independent	Professor and Former Dean, Yale School of Medicine	73	2008	●Nominations and Governance ●Public Policy
CLAIRE BABINEAUX- FONTENOT Independent	CEO, Feeding America	59	2022	●Audit ●Public Policy
SALLY E. BLOUNT, PH.D. Independent	President and CEO, Catholic Charities of the Archdiocese of Chicago, and Professor and Former Dean, J.L. Kellogg Graduate School of Management	62	2011	●Nominations and Governance ●Public Policy
ROBERT B. FORD	Chairman of the Board and CEO, Abbott Laboratories	50	2019	●Executive (Chair)
PAOLA GONZALEZ Independent	Vice President, Global FP&A, The Clorox Company	52	2021	●Audit ●Nominations and Governance
MICHELLE A. KUMBIER Independent	President, Turf & Consumer Products, Briggs & Stratton, LLC	56	2018	●Audit ●Compensation
DARREN W. McDEW Independent	Retired General, U.S. Air Force, and Former Commander of U.S. Transportation Command	63	2019	●Nominations and Governance ●Public Policy
NANCY McKINSTRY Lead Independent Director	CEO and Chairman of the Executive Board, Wolters Kluwer N.V.	65	2011	●Audit (Chair) ●Compensation ●Executive
MICHAEL G. O’GRADY Independent	Chairman and CEO, Northern Trust Corporation	58	2023	●Compensation ●Nominations and Governance
MICHAEL F. ROMAN Independent	Chairman, President, and CEO, 3M Company	64	2021	●Compensation ●Public Policy (Chair) ●Executive
DANIEL J. STARKS Independent	Retired Chairman, President and CEO, St. Jude Medical, Inc.	69	2017	●Compensation (Chair) ●Public Policy ●Executive
JOHN G. STRATTON Independent	Executive Chairman, Frontier Communications Parent, Inc.	63	2017	●Audit ●Nominations and Governance (Chair) ●Executive

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CORPORATE GOVERNANCE

Abbott is committed to strong corporate governance that is aligned with shareholder interests. Our Board spends significant time with Abbott’s senior management to understand the dynamics, issues, and opportunities for Abbott, and also regularly monitors leading practices in governance and adopts measures that it determines are in the best interest of Abbott and its shareholders.

BOARD GOVERNANCE HIGHLIGHTS

●	All directors elected annually by majority vote
●	Eleven out of twelve director nominees are independent
●	Fully independent Board Committees – Audit Committee, Compensation Committee, Nominations and Governance Committee, and Public Policy Committee
●	Executive sessions of the independent directors, led by the Lead Independent Director, at each regularly scheduled Board meeting
●	Annual evaluations of the Board, each Committee, and each director, that are led by the Lead Independent Director and conducted anonymously to facilitate candid feedback
●	Strong risk oversight, with areas of focus including human capital, cybersecurity and data protection, and sustainability, environmental, and social responsibility practices
●	Full Board oversight of corporate strategy and senior management succession planning

ROBUST BOARD ASSESSMENT AND REFRESHMENT PROCESS

Evaluation	Assessment	Refreshment

Board regularly reviews Abbott’s governance practices, leadership structure, and Board and Committee composition
All directors also conduct annual self-evaluations to assess Board, Committee, and peer performance
	Board identifies how it can further its effectiveness through a combination of new perspectives and internal improvements	To supplement the Board’s skills and provide fresh perspective, six new independent directors have been nominated since 2018, three of whom are women and three of whom are minorities

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HIGHLY QUALIFIED BOARD, WITH DIVERSE BACKGROUNDS, SKILLS AND EXPERIENCES TO PROVIDE STRONG OVERSIGHT AND GUIDANCE

THE 12 DIRECTOR NOMINEES COMPRISE A WELL-BALANCED, DIVERSE BOARD.
EXPERTISE ALIGNED WITH ABBOTT’S DIVERSIFIED OPERATING MODEL AND LONG-TERM STRATEGY
Healthcare and Medical Device Industry
Finance and Accounting
Risk Management, including Data Protection and Cybersecurity
Global Supply Chain, Operations and Infrastructure Management
Senior Leadership with Multinational Corporations and Diverse Business Models
Regulatory and Compliance
Consumer Products
Government, Military, and NGO Leadership
WELL-BALANCED TENURE
BOARD DIVERSITY

LEAD INDEPENDENT DIRECTOR WITH DISTINCT RESPONSIBILITIES

✓	Elected annually by independent directors
✓	Regularly presides over executive sessions of independent directors at Board meetings and provides feedback to management
✓	Facilitates communication with the Board and liaises between Chairman and independent directors
✓	Authority to call meetings of independent directors
✓	Communicates regularly with the Chairman regarding appropriate agenda topics, schedule sufficiency, and other Board-related matters
✓	Leads the Board’s annual evaluation of the Chairman of the Board and CEO
✓	Leads the annual performance review process
✓	Works with management on corporate governance issues and developments
✓	Confers with the Nominations and Governance Committee and the CEO regarding management succession planning
✓	Engages directly with major shareholders as appropriate

7

OUR COMMITMENT TO SUSTAINABILITY

The Board of Directors and its committees have oversight over Abbott’s environmental, social and governance practices. The Board has regular discussions with management on all the below sustainability matters, as well as workplace, management, and Board diversity, emerging governance practices and trends, global compliance matters, and sustainability reporting. Executive compensation is linked to Sustainability commitments, as discussed in more detail on pages 36 through 38.

2030 SUSTAINABILITY PLAN

At Abbott, sustainability means managing our company to deliver long-term impact for the people we serve —shaping the future of healthcare and helping the greatest number of people live better and healthier lives. Our products and services touched the lives of more than 2 billion people in 2022 and we intend to reach 3 billion people a year by 2030.

INNOVATE FOR ACCESS AND AFFORDABILITY

Make access and affordability core to new product innovation	Transform care for chronic disease, malnutrition and infectious diseases	Advance health equity through partnership
Integrate access, affordability and data insights as design principles into our R&D work and portfolio.
Innovate to transform the standard of care for diabetes and deliver break-through technologies to improve clinical outcomes for people with cardiovascular disease.
Deliver scalable, integrated solutions to reduce preventable deaths and infectious diseases with diagnostics, treatment and education programs.

Expand affordable access to healthcare for underserved, diverse and at-risk communities by delivering innovative, decentralized models of care.
Partner with stakeholders to improve health outcomes by advancing standards and building access to affordable, integrated solutions.

BUILD A FOUNDATION FOR THE FUTURE

CLIMATE
Protect a healthy environment
Protect our climate and water, including supporting the Science Based Targets initiative (SBTi) objective of reducing Scope 1, 2 and 3 carbon emissions.
Reduce product packaging and waste, including addressing 50 million pounds of packaging and using circular economy approach to achieve at least 90% waste diversion rate.

OUR PEOPLE
Build the diverse, innovative workforce of tomorrow
Create opportunities in Abbott’s STEM programs and internships for more than 100,000 young people.
Achieve gender balance across our global management team and ensure one-third of our U.S. leadership roles are held by people from underrepresented groups.

SUPPLY CHAIN
Ensure a resilient, diverse and responsible supply chain
Certify that 80% of newly contracted direct material spends incorporate social responsibility requirements.
Ensure ethical sourcing from suppliers with high-risk sustainability factors through 100% auditing.
Increase spend with diverse and small businesses by 50%.

DATA AND DATA PRIVACY
Responsibly connect data, technology, and care
Be a trusted healthcare leader in secure and responsible data collection, use, management and privacy, in order to protect our patients and customers, empower them to make better, more complete decisions about their health, and drive innovation through insights and analytics.

8

VOTING MATTERS AND BOARD RECOMMENDATIONS

ITEM 1	The Board recommends a vote FOR each nominee.
Election of 12 Director Nominees
●Highly qualified Board, with diversity in backgrounds, skills and experiences.
●Relevant expertise to provide oversight and guidance for Abbott’s diversified operating model.
●See pages 10 to 15 for more information.

ITEM 2	The Board recommends a vote FOR this item.
Ratification of Ernst & Young LLP as Auditors	●Independent firm with significant industry and financial reporting expertise. ●See pages 77 to 78 for more information.
ITEM 3	The Board recommends a vote FOR the approval of the named officers’ compensation.
Say on Pay: Advisory Vote on the Approval of Executive Compensation
●Market-based structure producing differentiated awards based on both company and individual performance, managed with independent oversight by the Compensation Committee.
●Aligned to drive Abbott’s strategic priorities, reflects strong sustainable performance resulting in total shareholder return (TSR) above the peer median on a five-year basis.
●See pages 79 and 80 for more information.

9

ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

ROBERT J. ALPERN, M.D.
 Director Since 2008    Age 73
Ensign Professor of Medicine and Physiology and Professor of Internal Medicine and Cellular and Molecular Physiology, and Former Dean of Yale School of Medicine
PROFESSIONAL BACKGROUND
●Ensign Professor of Medicine and Professor of Internal Medicine at Yale School of Medicine since June 2004.
●Dean of Yale School of Medicine from June 2004 to January 2020.
●Dean of The University of Texas Southwestern Medical School from July 1998 to May 2004.
●Served on the Board of Directors of Yale New Haven Hospital from October 2005 to January 2020.
OTHER PUBLIC COMPANY BOARDS
AbbVie Inc.
KEY QUALIFICATIONS AND EXPERTISE
As a result of his long-tenured leadership positions at the Yale School of Medicine and The University of Texas Southwestern Medical School, and as a former Director on the Board of Yale New Haven Hospital, Dr. Alpern contributes valuable insights to the Board through his medical and scientific expertise and his knowledge of the health care environment and the scientific nature of Abbott’s key research and development initiatives.

CLAIRE BABINEAUX-FONTENOT Director Since 2022 Age 59 Chief Executive Officer, Feeding America
PROFESSIONAL BACKGROUND
●Chief Executive Officer of Feeding America, a U.S. hunger-relief charitable organization, since 2018.
●Founder of CBF Consulting Group, LLC, a business consulting firm, since 2017.
●Executive Vice President and Global Treasurer of Walmart Inc., a multinational retail corporation operating supercenters, discount department stores, and eCommerce websites, from 2014 to 2017.
●Senior Vice President and Chief Tax Officer of Walmart, from 2007 to 2014.
●Vice President of Audits and Tax Policy of Walmart, from 2004 to 2007.
●Serves on the Board of Directors of New York Life Insurance Company and served on the Board of Directors of Charah Solutions, Inc. from 2018 to 2019.
KEY QUALIFICATIONS AND EXPERTISE
As the Chief Executive Officer of Feeding America, Ms. Babineaux-Fontenot provides Abbott’s Board with substantial experience in organizational governance, strategic planning, and supply chain and infrastructure management, and through her prior financial leadership roles at Walmart, Ms. Babineaux-Fontenot contributes extensive expertise and knowledge of global risk management and corporate finance and accounting matters for a multinational public company.

10

SALLY E. BLOUNT, PH.D.
 Director Since 2011    Age 62
President and Chief Executive Officer, Catholic Charities of the Archdiocese of Chicago, and Michael L. Nemmers Professor of Strategy and Former Dean of the J.L. Kellogg Graduate School of Management at Northwestern University
PROFESSIONAL BACKGROUND
●President and Chief Executive Officer of Catholic Charities of the Archdiocese of Chicago since August 2020.
●Michael L. Nemmers Professor of Strategy at the J.L. Kellogg Graduate School of Management at Northwestern University since 2010.
●Dean of the J.L. Kellogg Graduate School of Management at Northwestern University from 2010 to 2018.
●Dean of the New York University Undergraduate College and Vice Dean of its Leonard N. Stern School of Business from 2004 to 2010.
●Professor at the New York University Leonard School of Business from 2001 to 2010, and became the Abraham L. Gitlow Professor of Management in 2004.
●Held academic posts at the University of Chicago’s Graduate School of Business from 1992 to 2001.
●Serves on the Board of Directors of the Joyce Foundation.
●Served on the Board of Directors of Ulta Beauty, Inc. from 2017 to 2022 and on the Board of Directors of the Economic Club of Chicago from 2017 to 2023.
KEY QUALIFICATIONS AND EXPERTISE
As a professor of management and strategy, having served as Dean of the J.L. Kellogg Graduate School of Management at Northwestern University and as Vice Dean and Dean of the Undergraduate College of New York University’s Leonard N. Stern School of Business, Ms. Blount provides Abbott’s Board with expertise on business organization, strategy, governance and management matters.

ROBERT B. FORD Director Since 2019 Age 50 Chairman of the Board and Chief Executive Officer, Abbott Laboratories
PROFESSIONAL BACKGROUND
●Chairman of the Board and Chief Executive Officer of Abbott since December 2021.
●President and Chief Executive Officer of Abbott from March 2020 to December 2021.
●President and Chief Operating Officer of Abbott from 2018 to 2020.
●Executive Vice President, Medical Devices of Abbott from 2015 to 2018.
●Senior Vice President, Diabetes Care of Abbott from 2014 to 2015.
●Held various leadership roles across Abbott’s Diagnostics, Nutrition, and Diabetes Care businesses in the U.S. and Latin America since joining Abbott in 1996.
KEY QUALIFICATIONS AND EXPERTISE
As Abbott’s Chairman of the Board and Chief Executive Officer, and having previously held various leadership positions at Abbott, including Chief Operating Officer, where he was responsible for all of Abbott’s operating businesses, Mr. Ford contributes an extensive knowledge of the Company’s global operations, a wide breadth of experience in strategy and execution, and valuable insights into global healthcare markets.

11

PAOLA GONZALEZ Director Since 2021 Age 52 Vice President, Global FP&A, The Clorox Company
PROFESSIONAL BACKGROUND
●Vice President, Global FP&A of The Clorox Company, a manufacturer and marketer of consumer and professional products, since June 2023.
●Vice President and Treasurer of Clorox, responsible for treasury, investor relations, and real estate, from 2018 to 2023.
●Vice President of Finance, Household and Lifestyle Segments of Clorox from 2010 to 2017.
●Vice President of Finance, Global Strategic Initiatives of Clorox from 2008 to 2010.
●Held various leadership roles in finance across Clorox since joining Clorox in 1997.
●Prior to Clorox, worked in finance for American Airlines in Latin America.
KEY QUALIFICATIONS AND EXPERTISE
As Vice President, Global FP&A of The Clorox Company, pursuant to which she provides financial leadership across all Clorox businesses and business development efforts, and through her prior roles in treasury, investor relations, and several of Clorox’s businesses, Ms. Gonzalez has considerable experience providing financial leadership to a multinational public company with multiple businesses, contributing significant financial expertise and knowledge of financial statements, corporate finance and accounting matters.

MICHELLE A. KUMBIER Director Since 2018 Age 56 President, Turf & Consumer Products, Briggs & Stratton, LLC
PROFESSIONAL BACKGROUND
●Senior Vice President and President, Turf & Consumer Products of Briggs & Stratton, LLC, a manufacturer and marketer of engines, batteries, and outdoor power equipment, since March 2022.
●Senior Vice President and Chief Operating Officer of Harley-Davidson Motor Company, a motorcycle and related products manufacturer, from 2017 to 2020.
●Senior Vice President of Motor Company Product and Operations of Harley-Davidson from 2015 to 2017.
●Held various other executive roles across Harley-Davidson, from 1997 to 2015.
●Held various positions at Kohler Company, maker of premium plumbing products, from 1986 to 1997.
OTHER PUBLIC COMPANY BOARDS
Teledyne Technologies Incorporated
KEY QUALIFICATIONS AND EXPERTISE
Having served in several executive roles at Harley-Davidson, Ms. Kumbier contributes extensive experience in the management of a multinational public company, including significant manufacturing, product development, commercial, business development and strategic planning experience.

12

DARREN W. MCDEW Director Since 2019 Age 63 Retired General, United States Air Force, and Former Commander of U.S. Transportation Command
PROFESSIONAL BACKGROUND
●Four-star general who served for 36 years in the United States military before retiring in October 2018.
●Commander, U.S. Transportation Command, the single manager for global air, land and sea transportation for the U.S. Department of Defense from 2015 to 2018.
●Held various leadership roles across the U.S. Military, including Vice Director for Strategic Plans and Policy for the Joint Chiefs of Staff, Military Aide to the President, Director of Air Force Public Affairs, and Chief of Air Force Senate Liaison Division.
●Serves on the Board of Directors of United Services Automobile Association, Boys & Girls Club of America, and Manns Home Youth Foundation.
OTHER PUBLIC COMPANY BOARDS
Parsons Corporation, General Electric Company
KEY QUALIFICATIONS AND EXPERTISE
Through his extensive leadership in the U.S. Air Force, General McDew contributes significant experience managing large, complex global operations, including strategic planning, security and risk management, cybersecurity, and supply chain and infrastructure management, succession planning and leadership development.

NANCY MCKINSTRY Lead Independent Director Director Since 2011 Age 65 Chief Executive Officer and Chairman of the Executive Board, Wolters Kluwer N.V.
PROFESSIONAL BACKGROUND
●Chief Executive Officer and Chairman of the Executive Board of Wolters Kluwer N.V., a global information, software, and services provider, since September 2003, and a member of its Executive Board since June 2001.
●Member of the European Round Table of Industrialists.
●Serves on the Board of Directors of Russell Reynolds Associates and the Board of Overseers of Columbia Business School.
●Served on the Board of Directors of Telefonaktiebolaget LM Ericsson from 2004 to 2012.
OTHER PUBLIC COMPANY BOARDS
Accenture plc
KEY QUALIFICATIONS AND EXPERTISE
As the Chief Executive Officer and Chairman of the Executive Board of Wolters Kluwer N.V., Ms. McKinstry contributes global perspectives and management experience, including an understanding of key issues facing a multinational business such as Abbott’s.

13

MICHAEL G. O’GRADY Director Since 2023 Age 58 Chairman and Chief Executive Officer, Northern Trust Corporation
PROFESSIONAL BACKGROUND
●Chairman of Northern Trust Corporation, a financial services company, since 2019, Chief Executive Officer since 2018, and President since 2017.
●President, Corporate & Institutional Services of Northern Trust from 2014 to 2016.
●Chief Financial Officer of Northern Trust from 2011 to 2014.
●Managing Director, Investment Banking Group of Bank of America Merrill Lynch from 2000 to 2011.
OTHER PUBLIC COMPANY BOARDS
Northern Trust Corporation
KEY QUALIFICATIONS AND EXPERTISE
As the Chairman and Chief Executive Officer of Northern Trust Corporation, Mr. O’Grady has significant experience leading a global public company in a highly regulated industry, including oversight of operations and risk management, strategy and business development, and corporate governance. Mr. O’Grady also contributes broad financial expertise, including extensive experience in financial advisory and investment banking matters.

MICHAEL F. ROMAN Director Since 2021 Age 64 Chairman of the Board, President and Chief Executive Officer, 3M Company
PROFESSIONAL BACKGROUND
●Chairman of the Board, President and Chief Executive Officer of 3M Company, a global manufacturing and technology company, since May 2019.
●Chief Executive Officer of 3M from July 2018 to May 2019.
●Chief Operating Officer and Executive Vice President of 3M from July 2017 to June 2018 with direct responsibilities for 3M’s five business groups and its international operations.
●Executive Vice President, Industrial Business Group of 3M from June 2014 to July 2017.
●Senior Vice President, Business Development of 3M from May 2013 to June 2014.
●Vice President and General Manager of Industrial Adhesives and Tapes Division of 3M from September 2011 to May 2013.
OTHER PUBLIC COMPANY BOARDS
3M Company
KEY QUALIFICATIONS AND EXPERTISE
As Chairman of the Board, President and Chief Executive Officer of 3M Company, Mr. Roman has extensive experience leading a multinational public company with multiple businesses, contributing significant manufacturing, supply chain, technology, and finance experience, as well as valuable insights into corporate strategy and risk management.

14

DANIEL J. STARKS Director Since 2017 Age 69 Retired Chairman, President and Chief Executive Officer, St. Jude Medical, Inc.
PROFESSIONAL BACKGROUND
●Executive Chairman of the Board of St. Jude Medical, Inc., a medical device manufacturer, from January 2016 to January 2017, when Abbott completed its acquisition of St. Jude Medical.
●Chairman, President and Chief Executive Officer of St. Jude Medical from 2004 until his retirement in January 2016.
●President and Chief Operating Officer of St. Jude Medical from 2001 to 2004.
●President and CEO, Cardiac Rhythm Management Business of St. Jude Medical from 1997 to 2001.
KEY QUALIFICATIONS AND EXPERTISE
Having served as St. Jude Medical’s Executive Chairman and its Chairman, President and Chief Executive Officer, and having joined St. Jude Medical in 1996, Mr. Starks contributes not only comprehensive and critical knowledge of the medical device industry, but also extensive business and management experience operating a global public company in a highly regulated industry.

JOHN G. STRATTON Director Since 2017 Age 63 Executive Chairman, Frontier Communications Parent, Inc.
PROFESSIONAL BACKGROUND
●Executive Chairman of Frontier Communications Parent, Inc., a telecommunications company, since April 2021.
●Executive Vice President and President of Global Operations of Verizon Communications Inc. from 2015 to 2018.
●Executive Vice President and President of Global Enterprise and Consumer Wireline of Verizon from 2014 to 2015.
●President of Verizon Enterprise Solutions from 2012 to 2014.
●Chief Operating Officer and Executive Vice President of Verizon Wireless from 2010 to 2012.
●Member of The President’s National Security Telecommunications Advisory Committee from 2012 to 2018.
●Director of the Cellular Telecommunications Industry Association from 2015 to 2018.
OTHER PUBLIC COMPANY BOARDS
Frontier Communications Parent, Inc., General Dynamics Corporation
KEY QUALIFICATIONS AND EXPERTISE
Through his executive leadership experience, Mr. Stratton contributes extensive business and management expertise operating a global public company such as Abbott, including valuable insights on corporate strategy and risk management. His service on the National Security Telecommunications Advisory Committee enables him to provide government perspective and experience in a highly regulated industry.

15

THE BOARD OF DIRECTORS AND ITS COMMITTEES

DIRECTOR INDEPENDENCE

The Board has determined that each of following director nominees is independent in accordance with the New York Stock Exchange listing standards: Robert J. Alpern, M.D., Claire Babineaux-Fontenot, Sally E. Blount, Ph.D., Paola Gonzalez, Michelle A. Kumbier, Darren W. McDew, Nancy McKinstry, Michael G. O’Grady, Michael F. Roman, Daniel J. Starks, and John G. Stratton, as well as William A. Osborn and Glenn F. Tilton, who served as directors for a portion of 2023.

To make this determination, the Board applied the independence standards under the New York Stock Exchange listing standards. The Board also considered whether a director or director nominee has any other material relationships with Abbott or its subsidiaries and concluded that none of them had a relationship that impaired his or her independence. This included consideration of the fact that some of the directors or director nominees or their family members are officers or serve on boards of companies or entities to which Abbott sold products or made contributions or from which Abbott purchased products and services during the year. In making its determination, the Board relied on both information provided by the directors and director nominees and information developed internally by Abbott.

DIRECTOR SELECTION

The Nominations and Governance Committee assists the Board of Directors in identifying individuals qualified to become Board members and recommends to the Board the nominees for election as directors at the next annual meeting of shareholders. The process used by the Nominations and Governance Committee to identify a nominee to serve as a Board member depends on the qualities being sought. From time to time, Abbott engages an executive search firm to assist the Committee in identifying individuals qualified to be Board members.

Board candidates are considered on the basis of a range of criteria and should have demonstrated experience and abilities that are relevant to the Board’s oversight role with respect to Abbott’s business and affairs. When combined, the backgrounds and qualifications of the director nominees should provide a portfolio of experience and knowledge that will serve Abbott’s governance and strategic needs. When selecting and evaluating nominees for the Board, the Nominations and Governance Committee and the Board may consider certain qualifications, such as strong backgrounds in management, medical and scientific research and development, finance, international business, and government. Abbott’s outline of directorship qualifications is included in Abbott’s Governance Guidelines. In addition, all Abbott directors must exhibit:

✓	Global business perspective
✓	Successful track record
✓	Innovative thinking
✓	Knowledge of corporate governance requirements and practices
✓	High integrity
✓	Commitment to good corporate citizenship

A description of the procedure for the recommendation and nomination of directors by shareholders is on pages 83 and 84.

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BOARD COMPOSITION AND DIVERSITY

In the process of identifying nominees to serve as members of the Board of Directors, the Nominations and Governance Committee considers the Board’s diversity of relevant experience, areas of expertise, ethnicity, gender, and geography.

The process used to identify and select nominees has resulted in a well-balanced, diverse, and highly qualified Board of Directors with the backgrounds, skills, and perspectives necessary to provide strong oversight and guidance. Each director nominee’s biography includes the particular experience and qualifications that led the Board to conclude that the nominee should serve on the Board. The director nominees’ biographies are on pages 10 through 15.

EXPERTISE ALIGNED WITH ABBOTT’S DIVERSIFIED OPERATING MODEL AND LONG-TERM STRATEGY
Healthcare and Medical Device Industry
Finance and Accounting
Risk Management, including Data Protection and Cybersecurity
Global Supply Chain, Operations and Infrastructure Management
Senior Leadership with Multinational Corporations and Diverse Business Models
Regulatory and Compliance
Consumer Products
Government, Military, and NGO Leadership
WELL-BALANCED TENURE
BOARD DIVERSITY

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LEADERSHIP STRUCTURE

Abbott’s current Board leadership is comprised of the Chairman of the Board and CEO, a Lead Independent Director, and independent Committee Chairs. The Board reviews its leadership structure at least annually and has determined that this structure is in the best interests of Abbott and its shareholders at this time. This structure balances strong, independent oversight with extensive business knowledge and experience. The Board also retains the flexibility necessary to adopt the leadership structure in the best interests of Abbott and its shareholders based on the specific circumstances and needs of the business over time.

Robert B. Ford currently serves as Chairman of the Board and CEO. The Board has determined that this is in the best interests of Abbott and its shareholders, as it provides cohesive leadership and direction for the Board and executive management, as well as clear accountability and unified leadership in the oversight and execution of strategic initiatives and business plans. Mr. Ford has extensive industry expertise and familiarity with Abbott’s diverse, global businesses, such that his strategic and operational insights provide the Board with a comprehensive vision, from long-term strategic direction to day-to-day execution.

Abbott’s Board also maintains a strong Lead Independent Director with significant roles and responsibilities, who is appointed by and from the independent directors. In selecting a Lead Independent Director, the independent directors consider several factors, including corporate governance expertise, board service and tenure, ability to meet the required time commitment, and operational and leadership experience.

In April 2023, the independent directors appointed Nancy McKinstry as the Board’s new Lead Independent Director. Ms. McKinstry’s tenure with the Abbott Board has given her a deep understanding of Abbott’s diverse portfolio of businesses. In addition, as the Chief Executive Officer of Wolters Kluwer N.V., a global information, software, and services provider headquartered in the Netherlands, Ms. McKinstry contributes a diverse perspective in the operations, corporate strategy, and governance of a global company such as Abbott. In 2023, Ms. McKinstry attended 100% of the meetings of the Board and the Committees on which she served. The independent directors believe that her qualifications, together with her proven commitment and contributions to the Board, make Ms. McKinstry exceptionally qualified to serve as the Board’s Lead Independent Director.

Ms. McKinstry’s key functions and responsibilities include:

●	Preside at regularly conducted executive sessions of the independent directors and provide feedback to the Chairman and CEO and other senior management, as appropriate,
●	Preside at all meetings of the Board at which the Chairman is not present,
●	Facilitate communication with the Board and serve as liaison between the Chairman and the independent directors,
●	Call meetings of the independent directors,
●	Communicate regularly with the Chairman regarding appropriate agenda topics, schedule sufficiency, and other Board related matters,
●	Lead the Board’s annual evaluation of the Chairman of the Board and CEO,
●	Lead the annual performance review process,
●	Work with management on corporate governance issues and developments,
●	Confer with the Nominations and Governance Committee and the CEO regarding management succession planning, and
●	Engage directly with major shareholders as appropriate.

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Throughout the year, the Board and its Committees conduct a thorough review of Abbott’s corporate governance structures, taking into account the results of the annual shareholders meeting and shareholder feedback; the results of annual Board, Committee, and director assessments; regulatory developments; and advancements in the areas of corporate governance, compensation, and sustainability.

In addition, as part of its regular succession planning, the Board monitors the composition of backgrounds, skills, and experiences contributed by each of the directors, as well as director tenures and upcoming retirements. Based on these ongoing evaluations, the Board takes actions to continue shaping the Board’s leadership structure and composition to best serve the interests of Abbott and its shareholders. Such actions include evaluating director candidates to supplement the Board’s portfolio of skills, appointing new directors well in advance of anticipated retirement to provide sufficient time for onboarding and transfer of institutional knowledge, and adjusting Board Committee leadership and composition to refresh perspectives and further director development.

Abbott’s Board leadership is further strengthened by:

●	Eleven out of twelve director nominees are independent
●	Demonstrated commitment to Board refreshment and diversity – six new independent directors in the last six years, three of whom are women and three of whom are minorities
●	Fully independent Board Committees – Audit Committee, Compensation Committee, Nominations and Governance Committee, and Public Policy Committee
●	Committee Chairs who are recommended to the Board by the Nominations and Governance Committee and approved by the full Board
●	Executive sessions of the independent directors, led by the Lead Independent Director, at each regularly scheduled Board meeting
●	Annual election of directors by majority vote
●	Annual evaluations of the Board, each Committee, and each director, including the Chairman of the Board and CEO, that are led by the Lead Independent Director and conducted anonymously to facilitate candid feedback

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BOARD OVERSIGHT

Abbott is committed to strong governance that is aligned with shareholder interests. Our Board spends significant time with Abbott’s senior management to understand global dynamics, challenges, and opportunities for Abbott. During these interactions, directors provide insights and ask probing questions, which guide management decision making. This collaborative approach to risk oversight and emphasis on long-term sustainability begins with our leaders and is ingrained in Abbott’s culture.

OVERSIGHT OF RISK

The Board has risk oversight responsibility for Abbott, which it administers directly and with assistance from its Committees. Throughout the year, the Board and its Committees engage with management to discuss a wide range of enterprise risks, such as risks related to Abbott’s businesses, enterprise and product cybersecurity, litigation, and human capital management. The Audit Committee conducts an annual review of the enterprise risk management process, including the program structure, risk assessment, and risk mitigation. The Board and its Committees also consult with advisors, including legal counsel, internal and external auditors, and consultants. Such engagement and consultations are done by the full Board, independent directors in executive sessions, or fully independent Committees, as appropriate.

Specific risk areas of focus for the Board, its Committees, and management include:

BOARD OF DIRECTORS ●Business strategy and operations ●Management development and succession planning ●Human capital and diversity, equity and inclusion ●Litigation

AUDIT COMMITTEE ●Accounting, internal controls, and financial reporting ●Enterprise cybersecurity ●Information security and data protection ●Major financial and business risk exposures	COMPENSATION COMMITTEE ●Executive officer compensation, including incentive compensation plans ●Equity-based plans ●Director compensation	NOMINATIONS AND GOVERNANCE COMMITTEE ●Board composition, refreshment, and succession planning ●Board governance structure ●Governance guidelines and practices
PUBLIC POLICY COMMITTEE
●Sustainability, environment, and social responsibility
●Regulatory compliance, product quality, and global ethics and compliance programs
●Product cybersecurity and data privacy

MANAGEMENT
●Design and execution of Abbott’s enterprise risk management process
●Identification, evaluation, and prioritization of risks
●Development and implementation of mitigating actions
●Regular communication with the Board and its Committees on how risks are being managed

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OVERSIGHT OF STRATEGY

One of the Board’s key responsibilities is overseeing and monitoring business strategy. The Board conducts an annual in-depth review of the long-term strategy and areas of focus for Abbott and its businesses. The Board also regularly engages with management throughout the year to review and discuss the strategic planning for Abbott’s businesses, including operating and financial plans, strategic business priorities and initiatives, and key risks and opportunities. These reviews include discussions of matters such as global talent management and succession planning, diversity, equity and inclusion, global market dynamics and changes in regulatory and competitive landscapes, supply chain initiatives and sustainability programs, and significant corporate actions such as acquisitions and capital expenditures.

The Board monitors management’s strategy execution, receiving regular updates to confirm that activities align with such strategies and that progress is made toward strategic objectives. Most years, the Board also visits Abbott facilities and locations around the world to observe business dynamics and strategy execution by the businesses.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has five committees established in Abbott’s By-Laws: Audit Committee, Compensation Committee, Nominations and Governance Committee, Public Policy Committee, and Executive Committee.

All members of the Audit Committee, Compensation Committee, Nominations and Governance Committee, and Public Policy Committee are independent. These Committees are governed by written charters setting forth their respective responsibilities, and each Committee reviews its charter at least annually, with any changes being recommended to the full Board for approval. Copies of the Committee charters are all available in the governance section of Abbott’s investor relations website (www.abbottinvestor.com).

	COMMITTEE MEMBERSHIPS
Current Members	Audit Committee*	Compensation Committee	Nominations and Governance Committee	Public Policy Committee	Executive Committee
Robert J. Alpern, M.D.
Claire Babineaux-Fontenot
Sally E. Blount, Ph.D.
Robert B. Ford
Paola Gonzalez
Michelle A. Kumbier
Darren W. McDew
Nancy McKinstry
Michael G. O’Grady
Michael F. Roman
Daniel J. Starks
John G. Stratton
Total Meetings Held in 2023	8	5	4	4	0
Chair	Member

*	Each of the committee members is financially literate, as is required of audit committee members by the New York Stock Exchange. The Board of Directors has determined that Nancy McKinstry is an “audit committee financial expert.”

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AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility with respect to:

●	Abbott’s accounting and financial reporting practices and the audit process,
●	The quality and integrity of Abbott’s financial statements,
●	The independent auditors’ qualifications, independence, and performance,
●	The performance of Abbott’s internal audit function and internal auditors,
●	Legal and regulatory compliance relating to financial matters, including accounting, auditing, financial reporting, and securities law issues, and
●	Enterprise risk management, including major financial and cybersecurity risk exposures.

In performing these functions, the Audit Committee meets regularly with the independent auditor, Abbott’s management, and Abbott’s internal auditors to review the adequacy, effectiveness and quality of Abbott’s accounting and financial reporting principles, policies, procedures and controls, as well as Abbott’s enterprise risk management, including Abbott’s risk assessment and risk management policies. The Audit Committee also receives regular reports from management on Abbott’s information security and enterprise cybersecurity risk programs.

A copy of the report of the Audit Committee is on page 78.

COMPENSATION COMMITTEE

The Compensation Committee assists the Board of Directors in carrying out the Board’s responsibilities relating to the compensation of Abbott’s executive officers and directors. Its primary responsibilities include:

●	Review, approve, and administer the incentive compensation plans in which any executive officer participates and all of Abbott’s equity-based plans. The Compensation Committee may delegate the responsibility to administer and make grants under these plans to management, except to the extent that such delegation would be inconsistent with applicable law or regulation or with the listing rules of the New York Stock Exchange.
●	Review director compensation annually and recommend to the full Board both the amount and the allocation between equity-based awards and cash. In recommending director compensation, the Compensation Committee takes comparable director fees into account and reviews any arrangement that could be viewed as indirect director compensation.
●	Engage compensation consultants to provide counsel and advice on executive and non-employee director compensation matters. The consultant and its principal report directly to the Chair of the Committee. The principal meets regularly and as needed with the Committee in executive sessions, has direct access to the Chair during and between meetings, and performs no other services for Abbott or its senior executives.

The Committee determines what variables it will instruct the consultant to consider, including peer groups against which performance and pay should be examined, financial metrics to be used to assess Abbott’s relative performance, competitive incentive practices in the marketplace, and compensation levels relative to market practice. The Committee negotiates and approves any fees paid to the consultant for these services.

The Compensation Committee engaged Meridian Compensation Partners, LLC as its compensation consultant for 2023. Meridian performs no other work for Abbott. Based on its evaluation of Meridian’s independence in accordance with the New York Stock Exchange listing standards and information provided by Meridian, the Committee determined that the work performed by Meridian does not present any conflicts of interest.

A copy of the report of the Compensation Committee is on page 54.

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NOMINATIONS AND GOVERNANCE COMMITTEE

The Nominations and Governance Committee assists the Board in fulfilling its oversight responsibility with respect to governance matters. Its primary responsibilities include:

●	Assist the Board in identifying individuals qualified to become Board members, and recommend to the Board the nominees for election as directors at the next annual meeting of shareholders,
●	Recommend to the Board the people to be elected as executive officers of Abbott,
●	Develop and recommend to the Board the corporate governance guidelines applicable to Abbott, and
●	Serve in an advisory capacity to the Board and the Chairman of the Board on matters of organization, management succession plans, major changes in the organizational structure of Abbott, and the conduct of Board activities.

The process used by this Committee to identify a nominee to serve as a member of the Board of Directors depends on the qualities being sought. From time to time, Abbott engages an executive search firm to assist the Committee in identifying individuals qualified to be Board members. The process used by the Committee to identify nominees is described on page 16 in the section captioned, “Director Selection.”

PUBLIC POLICY COMMITTEE

The Public Policy Committee assists the Board of Directors in fulfilling its oversight responsibility with respect to:

●	Legal, regulatory, and healthcare compliance matters, including evaluating Abbott’s compliance policies and practices and reviewing Abbott’s compliance program,
●	Product quality, product cybersecurity, and data privacy matters,
●	Governmental affairs and political participation, including advocacy priorities, political contributions, lobbying activities, and trade association memberships,
●	Sustainability and social responsibility policies and practices, and
●	Social, political, economic, and environmental trends and public policy issues that affect or could affect Abbott’s business activities, performance, and public image.

EXECUTIVE COMMITTEE

The Executive Committee may exercise all the authority of the Board in the management of Abbott, except for matters expressly reserved by law for Board action.

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BOARD EVALUATION PROCESS

Each year, under the leadership of the Lead Independent Director and together with the Chair of the Nominations and Governance Committee, Abbott’s directors evaluate the effectiveness of the Board and its Committees in performing its governance and risk oversight responsibilities. Directors assess the performance of their peers, as well as the full Board of Directors and each of the Committees on which they serve, as follows:

PEER, BOARD, AND COMMITTEE EVALUATIONS

Written evaluations solicit feedback on the performance of:

Each individual director, including:

- Independent thinking and action
- Adequate preparation for meetings
- Contributions to discussions and decisions
- Ethical standards and values
- Professional competence in matters of oversight and governance
- Knowledge of matters impacting Abbott and its industry

The full Board and Board Committees, including:

- Structure and composition
- Effectiveness of oversight and other responsibilities
- Encouragement of open communication and differing viewpoints

COLLECTION AND REVIEW OF RESULTS

To ensure candid feedback, directors submit their evaluation responses to an independent third party, who anonymizes all responses and compiles them into reports for the Board and Committees.

The Lead Independent Director and the Nominations and Governance Committee review the peer and full Board reports, and each Committee reviews its respective report. All evaluation responses are shared with the full Board.

INCORPORATION OF FEEDBACK

Feedback requiring additional consideration is addressed at subsequent Board and Committee meetings, and opportunities for additional enhancements are identified, considered and implemented as appropriate.

The Lead Independent Director or the Chair of the Nominations and Governance Committee discusses peer evaluation results with individual directors as needed.

BOARD MEETINGS AND DIRECTOR COMMITMENTS

The Board of Directors held 7 meetings in 2023. Each director nominee attended 100% of the Board meetings and meetings of the committees on which he or she served. Abbott encourages its Board members to attend the annual shareholders meeting. Last year, all of Abbott’s directors attended the annual shareholders meeting.

Directors must devote sufficient time to fulfill their responsibilities as directors in accordance with the criteria set forth in Abbott’s Governance Guidelines, which are available in the corporate governance section of Abbott’s investor relations website (www.abbottinvestor.com). Accordingly, service on the board of directors of other public companies must be limited so as not to conflict with the responsibilities of Abbott directors. Directors are expected to inform the Chairman of the Board and the Chair of the Nominations and Governance Committee of any public company directorships that they have been offered before accepting any such directorship, so as to allow for evaluation of whether the new directorship creates any concerns or potential conflicts of interest. In addition, no director may serve on the board of directors of an Abbott competitor.

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As set forth in Abbott’s Governance Guidelines, in order to be renominated, incumbent directors must demonstrate certain key characteristics, including:

●	Adequate preparation for board and committee meetings,
●	Participation in and contributions to board and committee discussions,
●	Providing on-going advice and counsel to management on the director’s own initiative and when requested by management,
●	Regular attendance at board and committee meetings, and
●	Maintaining an independent familiarity with the external environments in which Abbott operates and especially in the director’s own particular fields of expertise.

Each incumbent director is evaluated on the above criteria by each of his or her peers as part of the annual Board evaluation process, which occurs prior to renomination of any incumbent director for the next annual shareholders meeting. The Board’s evaluation process is discussed on page 24.

SHAREHOLDER ENGAGEMENT

In 2023, we contacted shareholders representing over 60% of our outstanding shares, including 100% of our top 20 investors, to engage in an open dialogue and discuss our compensation program and various topics, including:

●	Board oversight of risks, such as business strategy and operations, enterprise and product cybersecurity, sustainability, and product quality and regulatory compliance.
●	Our rigorous goal setting process which links executive pay to performance against operating and financial plans, strategic business priorities and initiatives, and human capital metrics.
●	Human capital management and Abbott’s commitment to diversity, equity, and inclusion, including Abbott’s Diversity, Equity and Inclusion Report which provides goals, our progress against them, and disclosure of EEO-1 data.
●	Board composition and refreshment, including six new independent directors since 2018, three of whom are women and three of whom are minorities.

COMMUNICATING WITH THE BOARD OF DIRECTORS

Interested parties may communicate with the Board of Directors by writing a letter to the Chairman of the Board, to the Lead Independent Director, or to the independent directors c/o Abbott Laboratories, 100 Abbott Park Road, D-364, AP6D, Abbott Park, Illinois 60064, Attention: Corporate Secretary. The General Counsel and Corporate Secretary regularly forwards to the addressee all letters other than mass mailings, advertisements, and other materials not relevant to Abbott’s business. In addition, directors regularly receive a log of all correspondence received by Abbott that is addressed to a member of the Board and may request any correspondence on that log.

CORPORATE GOVERNANCE MATERIALS

Abbott’s corporate governance guidelines, outline of directorship qualifications, director independence standards, code of business conduct, and the charters of Abbott’s Audit Committee, Compensation Committee, Nominations and Governance Committee, and Public Policy Committee are all available in the corporate governance section of Abbott’s investor relations website (www.abbottinvestor.com).

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DIRECTOR COMPENSATION

Mr. Ford is not compensated for serving on the Board or Board committees. Abbott’s remaining directors, who are all non-employee directors, are compensated for their service under the Abbott Laboratories Non-Employee Directors’ Fee Plan and the Abbott Laboratories 2017 Incentive Stock Program.

The following table sets forth a summary of the non-employee directors’ 2023 compensation.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
R. J. Alpern	$126,000	$199,960	$0	$90,475	$25,000	$441,435
C. Babineaux-Fontenot	130,000	199,960	0	0	25,000	354,960
S. E. Blount	126,000	199,960	0	11,642	25,000	362,602
P. Gonzalez	132,000	199,960	0	0	25,000	356,960
M. A. Kumbier	132,000	199,960	0	0	0	331,960
D. W. McDew	126,000	199,960	0	0	5,227	331,187
N. McKinstry	181,000	199,960	0	0	25,000	405,960
M. G. O’Grady	84,000	199,960	0	0	0	283,960
W. A. Osborn	52,000	0	0	0	0	52,000
M. F. Roman	138,000	199,960	0	0	0	337,960
D. J. Starks	149,333	199,960	0	0	0	349,293
J. G. Stratton	142,000	199,960	0	0	0	341,960
G. F. Tilton	49,000	0	0	0	25,000	74,000
(1)

Under the Abbott Laboratories Non-Employee Directors’ Fee Plan, non-employee directors earn $10,500 for each month of service as a director. Audit Committee members, other than the Audit Committee chair, receive $500 for each month of service on the Audit Committee. Prior to May 1, 2023, Board Committee chairs received monthly fees of: $2,083.33 for the Audit Committee chair, $1,666.66 for the Compensation Committee chair, and $1,250 for the Public Policy Committee chair. In addition, the lead independent director earned $2,500 for each month of such service and did not receive a fee for service as Nominations and Governance Committee chair. Effective as of May 1, 2023, the Board committee chair monthly fees became $2,500 for the Audit Committee chair, $2,083.33 for the Compensation Committee chair, $1,250 for the Nominations and Governance Committee chair, $1,250 for the Public Policy Committee chair, and $3,333.33 for the lead independent director. Fees earned under the Abbott Laboratories Non-Employee Directors’ Fee Plan are paid in cash to the director, paid in the form of vested non-qualified stock options (based on an independent appraisal of their fair value), deferred (as a non-funded obligation of Abbott), or paid currently into an individual grantor trust established by the director. The distribution of deferred fees and amounts held in a director’s grantor trust generally commences when the director reaches age 65, or upon retirement from the Board of Directors, if later. The director may elect to have deferred fees and fees deposited in trust credited to either a guaranteed interest account or to a stock equivalent account that earns the same return as if the fees were invested in Abbott shares. If necessary, Abbott contributes funds to a director’s trust so that as of year-end the stock equivalent account balance (net of taxes) is not less than seventy-five percent of the market value of the related common shares at year-end.

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(2)

The amounts reported in this column represent the aggregate grant date fair value of the awards calculated in accordance with Financial Accounting Standards Board ASC Topic 718. Abbott determines the grant date fair value of stock unit awards by multiplying the number of restricted stock units granted by the average of the high and low market prices of an Abbott common share on the date of grant. In addition to the fees described in footnote 1, each non-employee director elected to the Board of Directors at the annual shareholders meeting receives vested restricted stock units having a value of $200,000 (rounded down) under the Abbott Laboratories 2017 Incentive Stock Program. In 2023, this was 1,816 units. The non-employee directors receive cash payments equal to the dividends paid on the shares covered by the units at the same rate as other shareholders. Upon termination, retirement from the Board, death, or a change in control of Abbott, a non-employee director will receive one common share for each restricted stock unit outstanding under the Incentive Stock Program. Each director is required to own, within five years of becoming a director, the number of Abbott shares having a fair market value equal to five times the annual director fees earned or paid in cash. All directors with five years tenure or more meet or exceed the guidelines. The following Abbott restricted stock units were outstanding as of December 31, 2023: R. J. Alpern, 37,297; C. Babineaux-Fontenot, 1,816; S. E. Blount, 30,557; P. Gonzalez, 3,418; M. A. Kumbier, 9,132; D. W. McDew, 6,891; N. McKinstry, 30,557; M. G. O’Grady, 1,816; M. F. Roman, 4,917; D. J. Starks, 15,514; and J. G. Stratton, 12,077.

(3)	The following options were outstanding as of December 31, 2023: N. McKinstry, 74,818; M. G. O’Grady, 4,576; and D. J. Starks, 8,136.
(4)	The totals in this column include reportable interest credited under Abbott Laboratories Non-Employee Directors’ Fee Plan during the year.
(5)

The amounts reported in this column represent charitable matching grant contributions. Charitable contributions made by Abbott’s non-employee directors are eligible for a matching contribution (up to $25,000 annually).

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

This Compensation Discussion and Analysis (CD&A) describes Abbott’s executive compensation program in 2023. In particular, this CD&A explains how the Compensation Committee (the Committee) and Board of Directors made compensation decisions for the Company’s executives, including the six named officers: Robert B. Ford, Chairman of the Board and Chief Executive Officer; Robert E. Funck, Jr., Executive Vice President, Finance; Philip P. Boudreau, Senior Vice President, Finance and Chief Financial Officer; Hubert L. Allen, Executive Vice President, General Counsel and Secretary; Lisa D. Earnhardt, Executive Vice President and Group President, Medical Devices; and Daniel G. Salvadori, Executive Vice President and Group President, Established Pharmaceuticals and Nutritional Products.

The CD&A also describes the process the Committee utilizes to examine performance in the context of executive pay decisions, the performance goals and results for each named officer, and recent updates to our compensation program. This year’s CD&A reflects the feedback from our shareholders gathered during our 2023 shareholder outreach described on page 29.

VALUE CREATION FOR SHAREHOLDERS

Abbott’s strong sustainable performance has resulted in total shareholder return (TSR) above the peer median on a five-year basis. Following the acquisitions of St. Jude Medical and Alere Inc. in 2017, Abbott has delivered a cumulative TSR of 225%, significantly outperforming both the S&P 500 (141%) and peers (99%) over that same time horizon. This long-term performance is driven by strong execution, an effective governance structure, and the strength of our diversified business model with leadership positions in some of the largest and fastest growing markets in healthcare and innovative product portfolios across our businesses.

5-Year Total Shareholder Return	7-Year TSR: Durable Growth Over the past 7 years, Abbott has outperformed the S&P 500 and peers

In addition to delivering significant shareholder returns, Abbott continued to take important steps to position the Company for long-term, sustainable growth.

ROBUST INNOVATION PIPELINE ●Steady cadence of important product approvals across our businesses that will be significant contributors to growth in the coming years.	INVESTING FOR FUTURE GROWTH ●Increased manufacturing scale and capabilities across several important products. ●Invested $2.2 billion in capital projects in the past year.	SHAREHOLDER RETURNS ●Returned $3.6 billion to shareholders through dividends in 2023 and announced an 8% increase to our dividend for 2024, marking our 52nd consecutive year of dividend increases.

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CHANGES BASED ON SHAREHOLDER FEEDBACK AND MARKET PRACTICES

In 2023, we contacted shareholders representing over 60% of our outstanding shares, including 100% of our top 20 investors, to engage in an open dialogue and discuss our compensation program and various topics, including:

●	Board oversight of risks, such as business strategy and operations, enterprise and product cybersecurity, sustainability, and product quality and regulatory compliance.
●	Our rigorous goal setting process which links executive pay to performance against operating and financial plans, strategic business priorities and initiatives, and human capital metrics.
●	Human capital management and Abbott’s commitment to diversity, equity, and inclusion, including Abbott’s Diversity, Equity and Inclusion Report which provides goals, our progress against them, and disclosure of EEO-1 data.
●	Board composition and refreshment, including six new independent directors since 2018, three of whom are women and three of whom are minorities.

Their feedback was overwhelmingly positive, which was reflected in the 90% support for our Say-on-Pay Proposal.

As illustrated in the table below, over the past several years we have made numerous changes to our program and our proxy statement based on feedback from our shareholders as well as a review of market practices.

CHANGES BASED ON SHAREHOLDER FEEDBACK
●	Revised annual cash incentive plan to cap payouts at 200% of target
●	Significantly increased disclosure related to goal setting, measurement and results for both annual and long-term incentives
●	Enhanced our Pledging Policy to fully prohibit directors and officers from pledging the Company’s stock
●	Increased the target for vesting of performance-based restricted stock awards
●	Updated our peer group to reflect increased size and complexity of business
●	All Officers, including our Chairman and CEO, carry a human capital goal
●	Increased disclosure related to Abbott’s 2030 Sustainability Plan goals and linkage to executive pay
●	Revised annual cash incentive plan goals and weighting
●	Increased director share ownership guidelines
●	Introduced new long-term incentive measures to reflect sustained performance over a three-year period
●	Changed performance-based restricted stock awards to vest only over a 3-year term with no more than one-third of the award vesting in any one year

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ABBOTT’S PEER GROUP FOR PAY AND COMPANY PERFORMANCE BENCHMARKING

To determine the competitiveness of our compensation and benefit programs, the Committee, in consultation with its independent consultant, annually compares the level of compensation, pay practices, and our relative performance to those of peer companies. Our Compensation Committee reviewed our peer group in 2023 to determine whether any changes were necessary to better reflect the current size (revenue and market capitalization) and complexity of Abbott’s businesses.

Based on this review, the Compensation Committee removed Mondelez and added Boeing, PepsiCo and Pfizer. This revised peer group is positioned appropriately between size (revenue and market capitalization between approximately one-third and three-times Abbott’s), growth and return profiles, geographic breadth, and management and operating structure. This approach has been overwhelmingly supported by our investors during shareholder outreach.

The peer group is summarized below, showing the primary characteristics for each company selected, including the Abbott business segment(s) represented by the peer company.

Company Name	Sales/ Rev.(1) (billions)	Market Cap(1) (billions)	% Rev. Outside U.S.	Similar # Employees	Mfg. Driven/ Consumer- Facing	Abbott Business Segment(s)/ Characteristics Represented
3M Company	$32.7	$60.4				Diagnostics
Becton Dickinson	$19.5	$70.6				Diagnostics, Medical Devices
Boeing	$77.8	$157.7				Diagnostics, Medical Devices
Boston Scientific	$14.2	$84.7				Medical Devices
Bristol-Myers Squibb	$44.9	$104.4				Established Pharmaceuticals
Cisco	$58.0	$205.3				Diagnostics, Medical Devices
The Coca-Cola Company	$45.0	$254.8				Consumer
Danaher Corporation	$27.6	$170.9				Diagnostics
Honeywell International	$36.7	$138.3				Diagnostics, Medical Devices
Johnson & Johnson	$85.2	$377.3				Diagnostics, Established Pharmaceuticals, Medical Devices
Medtronic	$32.0	$109.5				Medical Devices
Merck	$60.1	$276.3				Established Pharmaceuticals
Nike	$51.5	$165.2				Consumer
PepsiCo	$91.6	$233.5				Consumer
Pfizer	$58.5	$162.6				Established Pharmaceuticals
Procter & Gamble	$83.9	$345.4				Consumer
Reckitt Benckiser(2)	$18.3	$38.7				Nutrition
Stryker Corporation	$20.5	$113.8				Medical Devices
Thermo Fisher Scientific	$42.9	$205.1				Diagnostics
Peer Group Median	$44.9	$162.6
Abbott	$40.1	$191.1
Abbott Percentile Rank	42nd	64th
(1)	Data source: Nasdaq IR Insight database reflects most recently disclosed (as of January 31, 2024) trailing 12-month sales/revenue. The market cap reflects values on December 31, 2023.
(2)	Revenue/Market Cap converted to USD for companies outside the U.S.

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BASIS FOR COMPENSATION DECISIONS

Abbott and its Compensation Committee have designed a compensation program that balances short- and long-term objectives to focus our executives on actions that create value today, while building for sustainable future success. Approximately 85% of our pay is performance-based, directly tying a significant portion of executive compensation to Company performance and shareholder returns.

Our compensation program is market-based (to ensure our ability to attract and retain talented executives) and produces compensation outcomes that are performance-based (to incent the achievement of profitable growth that increases shareholder value).

COMPENSATION PROGRAM IS MARKET-BASED

All components of total direct compensation are market-based. Each year, the Compensation Committee reviews market data with the independent compensation consultant to ensure our programs are aligned and our officers are positioned appropriately relative to the market.

Base Salary

Base salary targets are initially set using the median of the peer group as a benchmark. Base salaries then vary based on market competitiveness and the officer’s experience, expertise, and performance. The average base salary of our executive officers is approximately at the market median.

Annual Incentive Plan

Annual incentive targets are initially set using the median of the peer group as a benchmark. The targets may vary based on other factors, including internal pay comparisons. Further linkage to the market is achieved by setting targets that require our officers to exceed the anticipated growth of the market in which they compete in order to achieve a target payout of their annual incentives.

Long-Term Incentive Plan (LTI)

To set annual LTI award guidelines, the Committee first reviews LTI grants made by peer companies to identify the competitive market range. Each year the guidelines are set at the appropriate level within the competitive market range based on Abbott’s relative performance, as described on pages 33 and 34. To recognize the continued growth focus of Abbott and to directly align the interests of executive officers with the interests of our shareholders, the Compensation Committee grants long-term incentive awards in the form of 50% stock options and 50% performance restricted shares. This mix of incentive awards is consistent with our peers.

COMPENSATION OUTCOMES ARE PERFORMANCE-BASED

Other than base salary, which is the smallest component of our executives’ compensation, all remaining components of Total Direct Compensation (i.e., annual incentive, performance-based restricted stock awards, and stock options) are aligned with individual, business segment and Company performance.

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Annual Incentive Plan

Payouts are determined based upon performance relative to annual goals and are capped at 200% of each participant’s target incentive amount. The following formula summarizes the annual incentive payout process for officers.

For example:

BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$525,000	x	90%	x	95%	=	$448,875

The annual incentive plan is formula driven based on financial, strategic, talent and succession, and diversity results. Officer financial goals are based on adjusted financial measures that reflect the true results of our ongoing operations and are set based on the expected market growth of the businesses in the markets in which we compete.

As the pandemic moved to an endemic state, we expected demand for COVID tests to slow. Our 2023 financial targets reflected this shift and were set below our 2022 results due to the anticipated decline in demand for COVID tests. In our base business, which excludes COVID testing sales, we saw strong growth across all of our segments. Our strong performance during 2023 is a direct result of our actions over the last few years which have positioned the Company to be in an even stronger position today than before the start of the pandemic.

The 2023 full year organic sales growth target for our base business (approximately 95% of our total sales) was set 10.2% higher than 2022, and the actual growth was 11.6% higher than 2022. For individual calculations for each named officer, see pages 40 to 51.

Long-Term Incentive Plan

Abbott’s process to determine long-term incentive awards is based on both Company and individual performance. Guidelines are set based on relative performance of the Company to peers. Those guidelines are adjusted, up or down, based on individual officer performance over the prior three years. Performance restricted shares vest only if performance achieves expectations over the following three years, and stock options provide value only through share price appreciation. Conversely, most other companies reflect performance only at the Company level through future relative TSR. Abbott’s process is much more rigorous, reflecting both Company and individual performance over a longer period of time.

The Committee positions LTI award guidelines relative to the market by comparing Abbott’s 3-year TSR performance against our peers. 5- and 1-year TSR performance are also considered to evaluate longer- and shorter-term performance.

For example, guidelines for grants made in February 2023 were set at the 60th percentile of our peer group, reflecting 82nd percentile relative 3- and 5-year TSR performance and 24th percentile relative 1-year TSR performance through 2022.

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Based on performance through 2023, the guidelines for grants made in February 2024 were set at the 50th percentile of our peer group. More information on the grants made in February 2024, for performance through 2023, will be available in the 2025 proxy. This process has ensured close alignment of LTI grant guidelines and relative Company performance across multiple performance years as summarized in the graphic below.

STEP 1: Link to Company Performance Compare Abbott’s 3-year TSR performance against our peer group, consider 5-, and 1-year TSR to evaluate longer- and shorter-term performance				STEP 2: Link to Market Position LTI guideline value relative to peer group		STEP 3: Link to Individual Performance Adjust for individual performance
Performance Period End	5-year relative TSR Percentile	3-year relative TSR Percentile	1-year relative TSR Percentile	Award Year	LTI Guideline Percentile	LTI Award guideline adjusted up or down based on individual officer’s sustained 3-year contributions to: ●Sales and market share growth ●Margin ●Strategic metrics
2023	74th	42nd	63rd	2024	50th
2022	82nd	82nd	24th	2023	60th
2021	88th	82nd	82nd	2022	75th
2020	82nd	82nd	82nd	2021	75th
2019	75th	100th	25th	2020	60th

The recommendation for each officer starts with the Company LTI award guideline (based on relative TSR performance and market data as described above) for the officer’s position and is adjusted based upon assessment of their sustained contributions over the last three years. Contribution scores are totaled and used to adjust each officer’s award guideline. Final awards may be increased or decreased based on the long-term impact each individual officer had on the organization. For example:

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Awards granted in 2023 continue to produce strong differentiation, resulting in award adjustments that ranged from 75% to 125% of award guidelines based on individual performance measured over the three-year period ending in 2022. For individual calculations for each named officer, see pages 40 to 51.

Since stock options realize value only through share price appreciation, the value realized upon the exercise of vested stock options directly aligns the compensation earned with the value shareholders received over the same period. Options are also aligned with shareholder value through the impact of relative TSR in determining the LTI award guidelines.

Performance restricted shares vest one-third each year only if the Adjusted Return on Equity (ROE) performance target is achieved. Vesting is absolute—either 100% or 0%. There is no partial vesting if the target is missed and no additional vesting upside if the Company over-performs. The Committee believes Adjusted ROE is the appropriate performance measure for vesting because ROE measures how much profit the Company generates over the long-term with the capital that shareholders have invested and is a measure reflecting deployment of capital or capital allocation.

The adjusted ROE vesting target to determine future vesting is 14%, reflecting a 40% increase since 2014. This is consistent with our stated intent to increase our Adjusted ROE targets over time following the separation of AbbVie, which had a significant impact on our ROE and other return measures, including Return on Assets (ROA).

Prior to the separation of Abbott and AbbVie, the AbbVie business accounted for the majority (65%) of Abbott’s adjusted net income. However, at the separation of AbbVie, Abbott retained the majority (90%) of the equity. While Abbott’s ROE was disproportionally lower following the AbbVie separation, shareholders that retained both their Abbott and AbbVie shares over the past eleven years since the AbbVie separation would have seen a 305% appreciation in their holdings.
Impact of Abbott/ AbbVie Separation

10%
90%
65%
35%
ABBV
ABT
Split of Shareholders' Equity at Separation
Split of 2012 Adjusted Net Income

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COMPENSATION PROGRAM IS DIRECTLY LINKED TO BUSINESS STRATEGY

Our compensation program is also linked directly to our business strategy, to ensure that officers are focused on those activities that drive our business strategy and create value for shareholders while maintaining the infrastructure necessary to appropriately drive quality and compliance within the organization. These principles are core to our leadership covenant, which is considered the minimum requirement of being an officer at Abbott. Any officer who does not fulfill the covenant can receive a reduction of up to 100% of their annual incentive and/or long-term incentive awards.

The Board conducts an annual in-depth review of the long-term strategy and areas of focus for Abbott and its businesses. The Board also works with management throughout the year to review and discuss the strategic planning, including operating and financial plans, strategic business priorities and initiatives, and key risks and opportunities. These reviews include discussions on matters such as global talent management and succession planning, diversity, equity and inclusion, and global market dynamics. Discussions also address changes in regulatory and competitive landscapes, supply chain initiatives and sustainability programs, as well as significant corporate actions such as acquisitions and capital expenditures.

The Board monitors management’s strategy execution, receiving regular updates to confirm that activities align with such strategies and that progress is made toward strategic objectives.

The table below explains the strategic link of the key metrics used in our annual and long-term incentive plans.

EVALUATION OF PERFORMANCE
METRIC	STRATEGIC LINK
Our annual incentive plan is aligned to the following drivers of shareholder value:
Sales	Measures Abbott’s ability to compete effectively in the markets in which we participate and focuses management on achieving strong top-line growth, consistent with our business strategy.
Diluted EPS	Measures Abbott’s ability to deliver profitable growth, contributing to strong shareholder returns.
Return on Assets	Measures profitability and how effectively Company assets are used to generate profit.
Free Cash Flow	Recognizes the importance of generating cash to fund ongoing investments in our business and to pay down debt, pay dividends, and fund investments outside of capital expenditures.
Our long-term incentive plan relies on the following Company metrics, and 3-year sustained individual performance metrics, to determine award value:
Total Shareholder Return	Measures Abbott’s stock and dividend performance against our peer group. Used to position LTI award guidelines relative to the market.
3-year LTI Contribution Metrics	Measures how each officer has performed relative to their sales, margin, and strategic metrics. Used to adjust LTI award guidelines to reflect individual performance.
Return on Equity	Measures how much profit Abbott generates over the long-term with the capital that shareholders have invested. Used to determine if performance-based restricted stock awards.

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Officer financial goals are set and assessed based on adjusted measures that the Committee believes more accurately reflect the results of our ongoing operations. We make certain adjustments for specified items, whether favorable or unfavorable, that are unusual or unpredictable, such as cost reduction initiatives, restructuring programs, integration activities and other business acquisition-related costs, and the impact of significant tax changes. We also exclude intangible amortization expense to provide greater visibility on the results of operations excluding these costs, similar to how Abbott’s management internally assesses performance.

The Committee believes these adjusted measures provide a more stable assessment of Abbott’s core business and encourage decision-making that considers long-term value. They also align compensation goals with the financial guidance we communicate to investors, which is also based on adjusted measures.

COMPENSATION LINK TO SUSTAINABILITY

Our leadership covenant specifically states that senior leaders are accountable for the achievement of Abbott’s 2030 Sustainability Plan goals.

The sustainability plan is integrated into our business plans, financial planning processes and existing governance structures. Each senior manager is responsible for taking actions in their organization that help achieve our targeted priority goals regarding:

Making access and affordability core to new product innovation

We established three design principles to embed innovating access and affordability in how we develop new technologies and products. These principles include 1) Design for broader reach and equity with an innovation portfolio that reaches more people, including new geographies and communities with limited access to care, 2) Design for access to identify and overcome barriers to access and adoption, prioritizing inclusive design as well as manufacturing, distribution and technology strategies to reduce costs across the value chain, and 3) Design to optimize reach and value across four factors: people reached, consumer benefit, business and societal value. These design principles can be seen in action in our products, including the FreeStyle Libre® 3 system, which is about one-third the cost of other competing continuous glucose monitoring systems available today; NeuroSphere myPath digital health app, helping doctors more easily access data and improve their patients’ response to therapy; and Eterna spinal cord stimulation system, which can be recharged less than five times a year under normal use making it the lowest recharge burden platform available.

Transforming care for chronic disease, malnutrition, and infectious diseases

We continue to advance technologies to improve the standard of care including the launch of the FreeStyle Libre 3, the world’s smallest, most accurate continuous glucose monitoring (CGM) sensor. In addition, we have begun connecting FreeStyle Libre product to partners like WeightWatchers (WW International Inc.) who we are working with to share glucose monitoring information collected by FreeStyle Libre on the WeightWatchers mobile app so that people living with diabetes can see their glucose data alongside WeightWatchers’ diabetes-tailored program. Building on our decades-long experience in viral surveillance, we also expanded the Abbott Pandemic Defense Coalition, a first-of-its-kind global scientific and public health partnership dedicated to the early detection of, and rapid response to, future pandemic threats. The coalition is designed with a comprehensive approach to containing emerging threats, leveraging the expertise of global centers of excellence in laboratory testing, genetic sequencing, and public health research.

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Advancing health equity through partnership

As part of our ongoing partnership with the Tanzanian government, we completed the first models for emergency care at a district hospital emergency department and at a village emergency dispensary. To date, we have helped serve approximately 1.2 million patients in Tanzania. We established a Diversity in Research Office to further Abbott’s focus on driving diversity within Abbott’s own clinical trials and improving access to care and innovative therapy options among underrepresented populations. By expanding the reach of studies to include diverse groups, we can achieve a clearer image of our products’ impacts in real-world situations. Armed with this information, we can continue to develop solutions that help even more people. In Stockton, California, where we’re working with local partners to remove barriers that prevent people with diabetes from living healthy lives, we partnered with University of the Pacific to develop a sub-specialization in diabetes management within their social work and nursing schools, and provided scholarships for those students committed to working in Stockton post-graduation.

Protecting a healthy environment

Every year we establish and advance projects to sustainably reduce carbon emissions, expand use of renewable energy, manage water use, reduce the impact of our packaging and minimize waste.

By the end of 2022, Abbott reduced absolute Scope 1 and 2 emissions by 5%, compared to the 2018 baseline. Additionally, we completed an assessment to understand our key suppliers’ existing carbon management efforts and their impact on Scope 3 emissions. Our Scopes 1, 2, and 3 targets were approved by the Science Based Targets initiative (SBTi) in September 2022. This includes a commitment that suppliers representing 82% of emissions in our two largest categories – purchased goods and services, and upstream transportation and distribution – will have science-based targets by 2026. Approximately 30% of our suppliers by emissions covering purchased goods and services and upstream transportation and distribution have science-based targets.

We continue to make progress on water, waste and packaging reduction initiatives. Six of our high-water-impact manufacturing sites that operate in areas of water stress have achieved Alliance for Water Stewardship (AWS) certification. In 2022, two manufacturing facilities and four non-manufacturing facilities received Zero Waste-to-Landfill certification. This brings our total Zero Waste-to-Landfill sites to 51 facilities certified since our program began in 2012. Lastly, 29.6 million pounds of packaging were impacted through sustainable design programs in 2020–2022. This includes 1.4 million pounds of packaging transitioned to more circular options annually, and 28.2 million pounds of material eliminated or reduced annually.

Building the diverse, innovative workforce of tomorrow

Each of our officers, including our Chairman and CEO, carry human capital goals to ensure that we have a diverse and innovative workforce that is ready for the future. We do this by providing differentiated benefits, extraordinary development opportunities and a powerful common purpose.

Our goal is to achieve gender balance across our global management team and in our Science, Technology, Engineering, and Mathematics (STEM) roles by 2030 and to ensure one-third of our leadership roles are held by people from underrepresented groups by 2025. Through the end of 2022, 41% of global management positions were filled by women, 45% of our STEM roles were filled by women, and 35% of our leadership roles in the U.S. were held by people from underrepresented groups.

We start early, with highly rated internships that allow us to attract diverse talent that otherwise might not consider a career in STEM. We remain focused on developing future leaders through our mentoring and sponsorship programs that support internal development and succession planning.

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Our market-leading benefits focus on those areas that have real impact for our employees. We were the first company to help U.S. employees save for retirement while repaying student loans through our Freedom 2 Save program, which was recently codified by the federal government through the Secure 2.0 Act. Over $1.7 million total Freedom 2 Save employer contributions to participant retirement accounts were made in 2022, bringing our total to over $5.5 million total employer contributions since the program’s inception in 2019. This program was included by Fortune magazine in its 2023 “Change the World” list, which recognizes companies that deliver shared value by making an important social or environmental impact through their core business strategies and operations.

We know that the skills that make our people successful today may not be the skills that are important for the future. So we offer upskilling programs for new career paths, and pathways to earn college degrees on flexible schedules and at no personal cost. During 2022, we launched a new apprenticeship program that prepares community college students who are studying trades – like HVAC, welding and industrial technologies –for long-term careers with Abbott after they graduate.

Responsibly connecting data, technology and care

We are dedicated to being a trusted healthcare partner and advocate for responsible data collection, access and insights. We developed and published updated global privacy principles and achieved 16 ISO/SOC 2 cybersecurity certifications for key connected Abbott products, including Merlin.net, CardioMEMS, and NeuroSphere Virtual Clinic, providing third-party validation of our security controls. Additionally, we launched a customer cybersecurity portal to provide healthcare delivery organizations direct access to key cybersecurity information on Abbott products.

Creating a resilient, diverse and responsible supply chain

We are committed to maintaining a high-quality, sustainable, and resilient supply chain to deliver products that millions of people depend on worldwide. We work with more than 75,000 suppliers in more than 150 countries; we have a robust supplier selection process and published supplier guidelines. Abbott and the Local Initiatives Support Corporation (LISC) have pledged $37.5 million in growth capital and small business loans to support diverse small businesses in an initiative to advance a more inclusive supply chain for Abbott and other healthcare companies.

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PAY DECISIONS FOR NAMED EXECUTIVE OFFICERS

The following pages detail the goals and metrics used to determine each named officer’s payout under our annual and long-term incentive plans.

Annual Incentive Plan

Each year our annual incentive targets are established to require that officers exceed the anticipated growth of the market in which they compete in order to achieve a target payout of their annual incentives.

2023 financial targets were set below 2022 actuals due to the anticipated year-over-year decline in COVID-19 testing-related sales. During 2022 we delivered $8.4 billion in COVID test sales. Our 2023 Plan assumed $2.0 billion in COVID-19 testing-related sales and actual sales were $1.6 billion. The 2023 full year organic sales growth target for our base business (approximately 95% of our total sales) was set 10.2% higher than 2022, and the actual growth was 11.6% higher than 2022. For individual calculations for each named officer, see pages 40 to 51.

Long-Term Incentive Plan

It is important to note that the amounts shown in the Summary Compensation Table reflect the annual bonus for 2023 performance, but the LTI awards shown are for performance through 2022. Based on performance through 2023, the LTI guidelines for awards granted during 2024 were lowered to the 50th percentile of our peer group. More information on the grants made for performance through 2023 will be available in the 2025 proxy. More information on our approach to compensation, which definitively aligns our LTI grant guidelines with Company performance relative to the market and individual performance based on sustained contributions over the last three years, can be found on pages 33 and 34.

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NAMED EXECUTIVE OFFICER COMPENSATION DECISIONS

ROBERT B . FORD Chairman of the Board and Chief Executive Officer

Base Salary

Mr. Ford’s annual base salary of $1,500,000 did not change in 2023.

Annual Incentive Plan

Mr. Ford’s target bonus of 175% was not changed in 2023. Based on performance in 2023, Mr. Ford received a bonus in February 2024 which was calculated as follows:

GOAL	2022 RESULTS ACHIEVED	GOAL WEIGHT	2023 GOAL MEASUREMENT			2023 RESULTS ACHIEVED	GOAL SCORE
			THRESHOLD	TARGET	MAXIMUM
FINANCIAL METRICS(1)
Adjusted Sales(2)	$44.80B	25%	$40.00B	$40.24B	$40.50B	$40.44B	34.5%
Adjusted Diluted EPS	$5.34	25%	$4.30	$4.40	$4.50	$4.44	30.0%
Adjusted ROA	16.0%	10%	13.3%	13.5%	13.9%	13.7%	12.5%
Free Cash Flow	$7.8B	10%	$4.8B	$5.0B	$5.2B	$5.1B	11.5%
STRATEGIC METRICS(3)
Diabetes Care Sales Growth		10%	17.5%	20.1%	22.5%	21.9%	13.7%
Key Cardiometabolic Product Sales Growth		10%	80.4% of Target	Target	120.0% Of Target	Not Achieved	0%
HUMAN CAPITAL METRICS
Goal (10% weight): Meet talent, succession planning, and diversity targets.						Achieved	10.0%
						Total	112.20%
(1)	Adjusted Sales exclude the impact of foreign exchange on actual sales relative to the goal target. Adjusted Diluted EPS is diluted earnings per common share from continuing operations excluding specified items, such as intangible amortization expense and various other costs including expenses related to restructuring actions or business acquisitions. Adjusted Return on Assets (ROA) reflects earnings from continuing operations, excluding interest expense and specified items. Adjusted ROA also reflects total assets less current liabilities excluding short-term borrowings. Free Cash Flow equals Operating Cash Flow less acquisitions of property and equipment.
(2)	Set based on expected market growth of the businesses and markets in which we compete. To achieve target payout, market share must increase.
(3)	Diabetes Care and Key Cardiometabolic Product Sales Growth exclude the impact of foreign exchange.

BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$1,500,000	×	175%	×	112.20%	=	$2,945,250

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Long-Term Incentives

Based on the Committee’s review of Abbott and individual performance through 2022, Mr. Ford received an LTI award in February 2023 with a value of $14,875,300, which was 110% of the market value equity award for a CEO in Abbott’s peer group. This award was granted 50% in stock options(1) and 50% in performance restricted shares(2).

LTI AWARD GUIDELINE		LTI ADJUSTMENT		AWARD ALLOCATION		AWARD VALUE
$13,523,000	×	110%	×	50% Stock Options(1)	=	$7,437,650
				50% Performance Restricted Shares(2)		$7,437,650
				Total		$14,875,300

INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2020	2021	2022	OVERALL
Sales and Market Share Growth Contribution	Exceeded (+1)	Exceeded (+1)	Met (0)	+2
Margin Contribution	Exceeded (+1)	Exceeded (+1)	Met (0)	+2
Strategic Metrics	Exceeded (+1)	Did Not Meet (-1)	Did Not Meet (-1)	-1
			Total	+3
			LTI Adjustment	110%

LTI ADJUSTMENT LEGEND
TOTAL	RESULT
+4 or More	125%
+1 to +3	110%
0	100%
-1 or -2	90%
-3 or Less	75%
(1)	Stock options realize value only through share price appreciation.
(2)	Performance restricted shares vest only if the 14% Adjusted Return on Equity (ROE) performance target is achieved.

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ROBERT E. FUNCK, JR Executive Vice President, Finance

Mr. Funck previously served as Executive Vice President, Finance and Chief Financial Officer. Mr. Funck was appointed to the role of Executive Vice President, Finance effective September 1, 2023.

Base Salary

Mr. Funck’s annual base salary of $875,000 did not change in 2023.

Annual Incentive Plan

Mr. Funck’s target bonus of 115% was not changed in 2023. Based on performance in 2023, Mr. Funck received a bonus in February 2024 which was calculated as follows:

GOAL	2022 RESULTS ACHIEVED	GOAL WEIGHT	2023 GOAL MEASUREMENT			2023 RESULTS ACHIEVED	GOAL SCORE
			THRESHOLD	TARGET	MAXIMUM
FINANCIAL METRICS(1)
Adjusted Sales(2)	$44.80B	10%	$40.00B	$40.24B	$40.50B	$40.44B	13.8%
Adjusted Diluted EPS	$5.34	20%	$4.30	$4.40	$4.50	$4.44	24.0%
Free Cash Flow	$7.8B	10%	$4.8B	$5.0B	$5.2B	$5.1B	11.5%
STRATEGIC METRICS(3)
Goal (10% weight): Execute milestones related to supply chain continuity and capital structure. Result: Achieved							10.0%
Goal (12.5% weight): Develop and execute plans to manage cybersecurity and economic risks. Result: Achieved							12.5%
Goal (7.5% weight): Develop and execute integration plan for Cardiovascular Systems Inc. Result: Achieved							7.5%
Goal (5% weight): Implement a global guided buying platform. Result: Mostly Achieved							3.75%
Goal (10% weight): Implement key IT infrastructure initiatives. Result: Mostly Achieved							7.5%
HUMAN CAPITAL METRICS
Goal (15% weight): Meet talent, succession planning, and diversity targets. Result: Achieved							15.0%
						Total	105.55%
(1)	Adjusted Sales exclude the impact of foreign exchange on actual sales relative to the goal target. Adjusted Diluted EPS is diluted earnings per common share from continuing operations excluding specified items. Free Cash Flow equals Operating Cash Flow less acquisitions of property and equipment.
(2)	Set based on expected market growth of the businesses and markets in which we compete. To achieve target payout, market share must increase.
(3)	Target not disclosed for competitive reasons.

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BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$875,000	×	115%	×	105.55%	=	$1,062,100

Long-Term Incentives

Based on the Committee’s review of Abbott and individual performance through 2022, Mr. Funck received an LTI award in February 2023 with a value of $5,118,700, which was equal to 110% of the market value equity award for a CFO in Abbott’s peer group. Additional calculation details are as follows:

LTI AWARD GUIDELINE		LTI ADJUSTMENT		AWARD ALLOCATION		AWARD VALUE
$4,717,000	×	110%	×	50% Stock Options(1)	=	$2,594,350
				50% Performance Restricted Shares(2)		$2,594,350
				Total		$5,188,700

INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2020	2021	2022	OVERALL
Sales and Market Share Growth Contribution	Exceeded (+1)	Exceeded (+1)	Met (0)	+2
Margin Contribution	Exceeded (+1)	Exceeded (+1)	Met (0)	+2
Strategic Metrics	Exceeded (+1)	Did Not Meet (-1)	Did Not Meet (-1)	-1
			Total	+3
			LTI Adjustment	110%

LTI ADJUSTMENT LEGEND
TOTAL	RESULT
+4 or More	125%
+1 to +3	110%
0	100%
-1 or -2	90%
-3 or Less	75%
(1)	Stock options realize value only through share price appreciation.
(2)	Performance restricted shares vest only if the 14% Adjusted Return on Equity (ROE) performance target is achieved.

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PHILIP P. BOUDREAU Senior Vice President, Finance and Chief Financial Officer

Mr. Boudreau previously served as Vice President, Finance and Controller. Mr. Boudreau was appointed to the role of Senior Vice President, Finance and Chief Financial Officer effective September 1, 2023.

Base Salary

Mr. Boudreau’s annual base salary was increased in September 2023 to $600,000 in connection with his promotion to Senior Vice President, Finance and Chief Financial Officer.

Annual Incentive Plan

Mr. Boudreau’s target bonus was increased to 90% of base salary during 2023 in connection with his promotion to Senior Vice President, Finance and Chief Financial Officer. Based on performance in 2023, Mr. Boudreau received a bonus in February 2024 which was calculated as follows:

	2022 RESULTS ACHIEVED	GOAL WEIGHT	2023 GOAL MEASUREMENT			2023 RESULTS ACHIEVED	GOAL SCORE
			THRESHOLD	TARGET	MAXIMUM
FINANCIAL METRICS(1)
Adjusted Sales(2)	$44.80B	10%	$40.00B	$40.24B	$40.50B	$40.44	13.8%
Adjusted Diluted EPS	$5.34	20%	$4.30	$4.40	$4.50	$4.44	24.0%
Free Cash Flow	$7.8B	10%	$4.8B	$5.0B	$5.2B	$5.1B	11.5%
STRATEGIC METRICS(3)
Goal (10% weight): Execute milestones related to new regulatory and financial disclosure requirements. Result: Achieved							10.0%
Goal (10% weight): Develop and execute plans to manage currency and economic risks. Result: Mostly Achieved							8.75%
Goal (10% weight): Achieve key financial return metrics. Result: Achieved							10.0%
Goal (10% weight): Analyze capital structure and potential opportunities and external risks. Result: Achieved							10.0%
Goal (5% weight): Implement key financial systems in select countries. Result: Achieved							5.0%
HUMAN CAPITAL METRICS
Goal (15% weight): Meet talent, succession planning, and diversity targets. Result: Achieved							15.0%
						Total	108.05%
(1)	Adjusted Sales exclude the impact of foreign exchange on actual sales relative to the goal target. Adjusted Diluted EPS is diluted earnings per common share from continuing operations excluding specified items. Free Cash Flow equals Operating Cash Flow less acquisitions of property and equipment.
(2)	Set based on expected market growth of the businesses and markets in which we compete. To achieve target payout, market share must increase.
(3)	Target not disclosed for competitive reasons.

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BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$600,000	×	90%	×	108.05%	=	$583,500

Long-Term Incentives

Based on the Committee’s review of Abbott and individual performance through 2022, while serving as Vice President, Finance and Controller, Mr. Boudreau received an LTI award in February 2023 with a value of $1,031,800, which was equal to 110% of his LTI award guideline. Additional calculation details are as follows:

LTI AWARD GUIDELINE		LTI ADJUSTMENT		AWARD ALLOCATION		AWARD VALUE
$938,000	×	110%	×	50% Stock Options(1)	=	$515,900
				50% Performance Restricted Shares(2)		$515,900
				Total		$1,031,800

INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2020	2021	2022	OVERALL
Sales and Market Share Growth Contribution	Exceeded (+1)	Exceeded (+1)	Met (0)	+2
Margin Contribution	Exceeded (+1)	Exceeded (+1)	Met (0)	+2
Strategic Metrics	Met (0)	Did Not Meet (-1)	Did Not Meet (-1)	-2
			Total	+2
			LTI Adjustment	110%

LTI ADJUSTMENT LEGEND
TOTAL	RESULT
+4 or More	125%
+1 to +3	110%
0	100%
-1 or -2	90%
-3 or Less	75%
(1)	Stock options realize value only through share price appreciation.
(2)	Performance restricted shares vest only if the 14% Adjusted Return on Equity (ROE) performance target is achieved.

In connection with Mr. Boudreau’s promotion to Senior Vice President, Finance and Chief Financial Officer, he received a grant of 10,223 stock options and 2,620 performance restricted shares (valued at $540,800 in total).

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HUBERT L. ALLEN Executive Vice President, General Counsel and Secretary

Base Salary

Mr. Allen’s annual base salary of $830,000 did not change in 2023.

Annual Incentive Plan

Mr. Allen’s target bonus of 105% was not changed in 2023. Based on performance in 2023, Mr. Allen received a bonus in February 2024 which was calculated as follows:

	2022 RESULTS ACHIEVED	GOAL WEIGHT	2023 GOAL MEASUREMENT			2023 RESULTS ACHIEVED	GOAL SCORE
			THRESHOLD	TARGET	MAXIMUM
FINANCIAL METRICS(1)
Adjusted Sales(2)	$44.80B	10%	$40.00B	$40.24B	$40.50B	$40.44B	13.8%
Adjusted Diluted EPS	$5.34	20%	$4.30	$4.40	$4.50	$4.44	24.0%
Free Cash Flow	$7.8B	10%	$4.8B	$5.0B	$5.2B	$5.1B	11.5%
Other Financial Returns(3)	Achieved	10%	Target	Target	Target	Achieved	10.0%
STRATEGIC METRICS
Goal (30% weight): Resolve certain key litigation matters and investigations. Result: Achieved							30.0%
Goal (5% weight): Develop and execute rollout schedule for centralized Consent Management platform. Result: Mostly Achieved							3.75%
HUMAN CAPITAL METRICS
Goal (15% weight): Meet talent, succession planning, and diversity targets. Result: Achieved							15.0%
						Total	108.05%
(1)	Adjusted Sales exclude the impact of foreign exchange on actual sales relative to the goal target. Adjusted Diluted EPS is diluted earnings per common share from continuing operations excluding specified items. Free Cash Flow equals Operating Cash Flow less acquisitions of property and equipment.
(2)	Set based on expected market growth of the businesses and markets in which we compete. To achieve target payout, market share must increase.
(3)	Target not disclosed for competitive reasons.

BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$830,000	×	105%	×	108.05%	=	$941,700

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Long-Term Incentives

Based on the Committee’s review of Abbott and individual performance through 2022, Mr. Allen received an LTI award in February 2023 with a value of $3,920,000, which was equal to 125% of his LTI award guideline. Additional calculation details are as follows:

LTI AWARD GUIDELINE		LTI ADJUSTMENT		AWARD ALLOCATION		AWARD VALUE
$3,136,000	×	125%	×	50% Stock Options(1)	=	$1,960,000
				50% Performance Restricted Shares(2)		$1,960,000
				Total		$3,920,000

INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2020	2021	2022	OVERALL
Sales and Market Share Growth Contribution	Exceeded (+1)	Exceeded (+1)	Met (0)	+2
Margin Contribution	Exceeded (+1)	Exceeded (+1)	Met (0)	+2
Strategic Metrics	Met (0)	Met (0)	Met (0)	0
			Total	+4
			LTI Adjustment	125%

LTI ADJUSTMENT LEGEND
TOTAL	RESULT
+4 or More	125%
+1 to +3	110%
0	100%
-1 or -2	90%
-3 or Less	75%
(1)	Stock options realize value only through share price appreciation.
(2)	Performance restricted shares vest only if the 14% Adjusted Return on Equity (ROE) performance target is achieved.

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LISA D. EARNHARDT Executive Vice President and Group President, Medical Devices

Ms. Earnhardt previously served as Executive Vice President, Medical Devices. Ms. Earnhardt was appointed to the role of Executive Vice President and Group President, Medical Devices effective December 1, 2023.

Base Salary

Ms. Earnhardt’s annual base salary was increased to $740,000 in March 2023. Her base salary was further increased to $790,000 in December 2023 in connection with her promotion to Executive Vice President and Group President, Medical Devices.

Annual Incentive Plan

Ms. Earnhardt’s target bonus of 115% was not changed in 2023. Based on performance in 2023, Ms. Earnhardt received a bonus in February 2024 which was calculated as follows:

GOAL	2022 RESULTS ACHIEVED	GOAL WEIGHT	2023 GOAL MEASUREMENT			2023 RESULTS ACHIEVED	GOAL SCORE
			THRESHOLD	TARGET	MAXIMUM
FINANCIAL METRICS(1)
Adjusted Division Net Sales(2)	$15.60B	20%	$16.39B	$16.68B	$16.86B	$16.99B	30.0%
Adjusted Division Margin(3)	—	20%	Target	Target	102.4% of Target	101.10% of Target	24.6%
Adjusted Division Gross Margin(3)	—	10%	99.4% of Target	Target	103.0% of Target	99.4% of Target	5.0%
Market Share(3)	—	10%	Target	Target	Target	Achieved	10.0%
Adjusted Division Free Cash Flow(3)	—	5%	Target	Target	102.7% of Target	Not Achieved	0%
Cash Conversion Cycle(3)	—	5%	5 days over Target	Target	Target	Not Achieved	0%
STRATEGIC METRICS
Goal (20% weight): Execute strategic financial contribution related to product approvals and production expansion. Result: Achieved							20.0%
HUMAN CAPITAL METRICS
Goal (10% weight): Meet talent, succession planning, and diversity targets. Result: Achieved							10.0%
						Total	99.60%
(1)	Adjusted Division Net Sales exclude the impact of foreign exchange on actual sales relative to the goal target. Adjusted Division Margin and Adjusted Division Gross Margin exclude the impact of foreign exchange on actual division margin and gross margin relative to the respective goal target. Adjusted Division Free Cash Flow reflects pre-tax operating cash flow less capital expenditures and excludes the impact of foreign exchange.
(2)	Set based on expected market growth of the businesses and markets in which we compete. To achieve target payout, market share must increase.
(3)	Target not disclosed for competitive reasons.

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BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		FINAL AWARD PAYOUT
$790,000	×	115%	×	99.60%	=	$904,900

Long-Term Incentives

Based on the Committee’s review of Abbott and individual performance through 2022, Ms. Earnhardt received an LTI award in February 2023 with a value of $3,369,000, which was equal to 100% of her LTI award guideline. Additional calculation details are as follows:

LTI AWARD GUIDELINE		LTI ADJUSTMENT		AWARD ALLOCATION		AWARD VALUE
$3,369,000	×	100%	×	50% Stock Options(1)	=	$1,684,500
				50% Performance Restricted Shares(2)		$1,684,500
				Total		$3,369,000

INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2020	2021	2022	OVERALL
Sales and Market Share Growth Contribution	Met (0)	Met (0)	Met (0)	0
Margin Contribution	Met (0)	Met (0)	Met (0)	0
Strategic Metrics	Met (0)	Met (0)	Met (0)	0
			Total	0
			LTI Adjustment	100%

LTI ADJUSTMENT LEGEND
TOTAL	RESULT
+4 or More	125%
+1 to +3	110%
0	100%
-1 or -2	90%
-3 or Less	75%
(1)	Stock options realize value only through share price appreciation.
(2)	Performance restricted shares vest only if the 14% Adjusted Return on Equity (ROE) performance target is achieved.

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DANIEL G. SALVADORI Executive Vice President and Group President, Established Pharmaceuticals and Nutritional Products

Base Salary

Mr. Salvadori’s annual base salary of $790,000 was not changed in 2023.

Annual Incentive Plan

Mr. Salvadori’s target bonus of 115% was not changed in 2023. Based on performance in 2023, Mr. Salvadori received a bonus in February 2024 which was calculated as follows:

GOAL	2022 RESULTS ACHIEVED	GOAL WEIGHT	2023 GOAL MEASUREMENT			2023 RESULTS ACHIEVED	GOAL SCORE
			THRESHOLD	TARGET	MAXIMUM
FINANCIAL METRICS(1)
Established Pharmaceuticals Adjusted Division Net Sales(2)	$5.04B	10%	$4.90B	$4.97B	$5.09B	$5.08B	14.4%
Nutrition Adjusted Division Net Sales(2)	$7.69B	10%	$8.23B	$8.38B	$8.53B	$8.20B	0%
Established Pharmaceuticals Adjusted Division Margin(3)	101.1% of Target	10%	Target	Target	105.8% of Target	104.0% of Target	13.5%
Nutrition Adjusted Division Margin(3)	Not Achieved	10%	Target	Target	107.1% of Target	Above Maximum	15.0%
Established Pharmaceuticals Adjusted Division Gross Margin(3)	Not Achieved	5%	99.4% of Target	Target	103.7% of Target	Not Achieved	0%
Nutrition Adjusted Division Gross Margin(3)	Not Achieved	5%	99.5% of Target	Target	104.8% of Target	Above Maximum	7.5%
Established Pharmaceuticals Market Share(3)	Achieved	5%	Target	Target	Target	Achieved	5.0%
Nutrition Market Share(3)	Partially Achieved	5%	Target	Target	Target	Achieved	5.0%
Established Pharmaceuticals Adjusted Division Free Cash Flow(3)	105.8% of Target	2.5%	Target	Target	102.8% of Target	Not Achieved	0%
Nutrition Adjusted Division Free Cash Flow(3)	Not Achieved	2.5%	Target	Target	102.7% of Target	Above Maximum	3.75%
Established Pharmaceuticals Cash Conversion Cycle(3)	Achieved	2.5%	5 days over Target	Target	Target	Achieved	2.5%
Nutrition Cash Conversion Cycle(3)	Not Achieved	2.5%	3 days over Target	Target	Target	Not Achieved	0%
STRATEGIC METRICS
Goal (20% weight): Complete commercialization milestones and implement key capital projects. Result: Achieved							22.75%
HUMAN CAPITAL METRICS
Goal (10% weight): Meet talent, succession planning, and diversity targets. Result: Mostly Achieved							7.5%
						Total	96.90%

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(1)	Adjusted Division Net Sales exclude the impact of foreign exchange on actual sales relative to the goal target. Adjusted Division Margin and Adjusted Division Gross Margin exclude the impact of foreign exchange on actual division margin and gross margin relative to the respective goal target. Adjusted Division Free Cash Flow reflects pre-tax operating cash flow less capital expenditures and excludes the impact of foreign exchange.
(2)	Set based on expected market growth. To achieve target payout, market share must increase.
(3)	Target not disclosed for competitive reasons.

BASE SALARY		BONUS TARGET %		TOTAL GOAL SCORE		AWARD PAYOUT
$790,000	×	115%	×	96.90%	=	$880,300

Long-Term Incentives

Based on the Committee’s review of Abbott and individual performance through 2022, Mr. Salvadori received an LTI award in February 2023 with a value of $3,761,000, which was equal to 100% of his LTI award guideline. Additional calculation details are as follows:

LTI AWARD GUIDELINE		LTI ADJUSTMENT		AWARD ALLOCATION		AWARD VALUE
$3,761,000	×	100%	×	50% Stock Options(1)	=	$1,880,500
				50% Performance Restricted Shares(2)		$1,880,500
				Total		$3,761,000

INDIVIDUAL LTI PERFORMANCE ASSESSMENT
METRIC	2020	2021	2022	OVERALL
Sales and Market Share Growth Contribution	Exceeded (+1)	Exceeded (+1)	Did Not Meet (-1)	+1
Margin Contribution	Exceeded (+1)	Exceeded (+1)	Did Not Meet (-1)	+1
Strategic Metrics	Did Not Meet (-1)	Met (0)	Did Not Meet (-1)	-2
			Total	0
			LTI Adjustment	100%

LTI ADJUSTMENT LEGEND
TOTAL	RESULT
+4 or More	125%
+1 to +3	110%
0	100%
-1 or -2	90%
-3 or Less	75%
(1)	Stock options realize value only through share price appreciation.
(2)	Performance restricted shares vest only if the 14% Adjusted Return on Equity (ROE) performance target is achieved.

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BENEFITS AND PERQUISITES

Each of the benefits described below was designed to support the Company’s objective of providing a competitive total pay program. Individual benefits do not directly affect decisions regarding other benefits or pay components, except to the extent that benefits and pay components must, in aggregate, be competitive.

BENEFITS AND PERQUISITES	DESCRIPTION
Retirement Benefits
The named officers participate in Abbott-sponsored defined benefit plans: the Abbott Laboratories Annuity Retirement Plan and the Abbott Laboratories Supplemental Pension Plan. These plans are described in greater detail in the “Pension Benefits” section of the proxy.
Since officers’ Supplemental Pension Plan benefits cannot be secured in a manner similar to qualified plans, which are held in trust, officers receive an annual cash payment equal to the increase in present value of their Supplemental Pension Plan benefit. Officers have the option of depositing these annual payments to an individually established grantor trust, net of tax withholdings. Deposited amounts may be credited with the difference between the officers’ actual annual trust earnings and the rate used to calculate trust funding (currently 8%) while they are employed. Amounts deposited in the individual trusts are not tax deferred.
Officers do not receive tax gross ups on their grantor trusts. The manner in which the grantor trust will be distributed to an officer upon retirement from the Company generally follows the manner elected by the officer under the Annuity Retirement Plan. Should an officer (or the officer’s spouse, depending upon the pension distribution method elected by the officer under the Annuity Retirement Plan) live beyond the actuarial life expectancy age used to determine the Supplemental Pension Plan benefit and, therefore, exhaust the trust balance, the Supplemental Pension Plan benefit will be paid by the Company.

Deferred Compensation	Officers of the Company, like all U.S. employees, are eligible to defer a portion of annual base salary and bonus (in certain cases), on a pre-tax basis, to the Company’s qualified 401(k) plan, up to the IRS contribution limits. Officers are also eligible to defer up to 18% of their base salary, less contributions to the 401(k) plan, to a non-qualified plan. Unlike other U.S. managers, officers are not eligible to elect to defer compensation into the Deferred Compensation Plan. However, up to one hundred percent (100%) of annual incentive awards earned under the Company’s Performance Incentive Plan is eligible for deferral to a non-qualified plan. Officers may defer these amounts to unfunded book accounts or choose to have the amounts paid in cash on a current basis and deposited into individually established grantor trusts, net of tax withholdings. These amounts are credited annually with earnings. Officers do not receive tax gross ups on their grantor trusts. Officers elect the manner in which the assets held in their grantor trusts will be distributed to them upon retirement or other separation from the Company.

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BENEFITS AND PERQUISITES	DESCRIPTION
Change in Control Arrangements	All named officers have change in control agreements, the purpose of which is to aid in retention and recruitment, encourage continued attention and dedication to assigned duties during periods involving a possible change in control of the Company, and protect the earned benefits of the officer against adverse changes resulting from a change in control. The level of payments provided under the agreements is established to be consistent with market practices as confirmed by data provided to the Committee by its independent compensation consultant. These arrangements are described in greater detail in the “Potential Payments Upon Termination or Change in Control” section of this proxy.
Financial Planning	Named officers are eligible to receive up to $10,000 of fees annually associated with estate planning advice, tax preparation, and general financial planning. If an officer chooses to utilize this benefit, fees for services received up to the annual allocation are paid by the Company and are treated as imputed income to the officer, who then is responsible for payment of all taxes due on the fees paid by the Company.
Company Automobile	Named officers are eligible for use of a Company-leased vehicle, with a lease term of 50 months. Seventy-five percent (75%) of the cost of the vehicle is imputed to the officer as income for federal income tax purposes.
Company Aircraft	Non-business-related flights on corporate aircraft by Mr. Ford are covered by a time-sharing lease agreement, pursuant to which incremental costs associated with those flights are reimbursed by the executive to the Company in accordance with Federal Aviation Administration regulations.
Disability Benefit	In addition to Abbott’s standard disability benefits, the U.S. named officers are eligible for a monthly long-term disability benefit, which is described in greater detail in the “Potential Payments Upon Termination or Change in Control” section of this proxy.

SHARE OWNERSHIP AND RETENTION GUIDELINES

To further promote sustained shareholder returns and to ensure the Company’s executives remain focused on both short- and long-term objectives, the Company has established share ownership guidelines. Each officer has five years from the date appointed/elected to his/her position to achieve the ownership level associated with the position.

ROLE	GUIDELINE
Chief Executive Officer	6 times base salary
Executive Vice Presidents	3 times base salary
Senior Vice Presidents	3 times base salary
All other officers	2 times base salary

Any officer who has not achieved at least 50% of the share ownership guideline after three years in their current position will be required to hold 50% of future equity awards until they meet the ownership guideline. All named officers with 5 years tenure in their current position meet or exceed the guidelines.

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HEDGING

Directors and officers are prohibited from entering into or engaging in any financial transaction that is designed to reduce the financial risk associated with owning Abbott shares. These financial transactions include, but are not limited to, engaging in short sales, derivative transactions (such as equity swaps, straddles, puts, or calls), and hedging or monetizing transactions (such as collars, exchange funds, or prepaid forward variable contracts) that are linked directly to Abbott stock.

PLEDGING

Directors and officers are prohibited from holding Abbott stock in a margin account, pledging Abbott stock, or otherwise securing any of their obligations by assigning Abbott stock as collateral.

RECOUPMENT POLICIES

In 2023, Abbott adopted a Dodd-Frank compliant clawback policy.

Additionally, the Compensation Committee maintains broad discretion to administer and implement the Company’s preexisting recoupment policy and seek recoupment of equity or cash incentive awards if it determines that a senior executive engaged in misconduct or failed in a supervisory capacity, resulting in a material violation of law or Abbott policy that causes significant financial harm to Abbott. The Compensation Committee may recover incentive compensation awarded to a senior executive in the prior three years or reduce future awards.

COMPLIANCE

The Committee considers the deductibility of executive compensation in making its compensation decisions, but believes that shareholder interests are best served by not restricting the Committee’s discretion and flexibility in crafting compensation programs, even if such programs may result in certain non-deductible compensation expenses. Accordingly, Abbott may provide compensation that is not deductible.

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board is primarily responsible for reviewing, approving, and overseeing Abbott’s compensation plans and practices, and works with management and the Committee’s independent consultant to establish Abbott’s executive compensation philosophy and programs. The Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

D. J. Starks, Chair
M. A. Kumbier
N. McKinstry
M. G. O’Grady
M. F. Roman

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COMPENSATION RISK ASSESSMENT

During 2023, Abbott conducted its annual risk assessment of its compensation policies and plan design practices for employees and executives. Abbott’s risk assessment is reinforced by Abbott’s adherence to a number of industry-leading best practices, including:

●	Compensation Committee chaired by independent, non-employee director
●	Representation from the Audit Committee on the Compensation Committee
●	Review of executive compensation programs by the Compensation Committee’s independent consultant
●	Robust review of compensation program design elements, key performance drivers and pay for performance alignment
●	Detailed measurement of short- and long-term compensation elements, and related performance metrics and requirements, to ensure balance
●	Review of Abbott’s historical performance, peer performance and Board-approved strategic plan and related financial goals to determine appropriate incentive plan goals
●	Incorporation of multiple program requirements that mitigate excessive risk-taking (e.g., updated recoupment policy, stock ownership and share retention guidelines, maximum payouts on short and long-term incentives)

Based on this assessment, Abbott determined its compensation and benefit programs appropriately align employees’ compensation and performance without incentivizing risky behaviors. We concluded that risks arising from compensation policies and practices are not reasonably likely to have a material adverse effect on Abbott or its shareholders.

The following factors were among those considered:

●	Regular training on code of business conduct and policies and procedures is mandatory for all employees.
●	Compensation structure encourages employees to regard Abbott as a career employer, to consider the long-term impact of their decisions, and to align their interests with those of Abbott’s shareholders (e.g., equity awards that vest over multi-year periods, ten-year term on stock options, and service-based retirement plans).
●	Annual competitive benchmarking ensures performance achievement and incentive payout opportunities that are aligned with a peer group that reflects the size, investment profile, operating characteristics, and employment and business markets of Abbott. Appropriateness of this group is assessed annually by the Compensation Committee’s independent consultant and reviewed and approved by the Compensation Committee. Our selection criteria and peer companies are reported each year to our shareholders and have received favorable reviews.
●	Abbott’s annual incentive plan places an appropriate weighting on earnings achievement by balancing it with other factors, including key operational and strategic measures, disclosed to shareholders. Since earnings are a key component of stock price performance, this aspect of Abbott’s compensation plan promotes alignment with shareholder interests without creating duplication across incentive plans. In 2023, we adopted a maximum payout of 200% of target.
●	Abbott’s long-term incentive plan focuses on longer-term operating performance and shareholder returns and awards 50% stock options and 50% performance based restricted stock to senior executives. In 2023, roughly 70% of named officer total compensation was in the form of long-term equity incentives that can be earned or vest over multiple years.

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●	Equity awards are made, and grant prices are set, at the same time each year at the Compensation Committee’s regularly scheduled meeting. In addition, Abbott does not reprice or backdate stock options, award discounted stock options, or immediately vest stock options or restricted stock. Equity awards are based on multiple performance factors and are set at competitive market levels, adjusted by Abbott’s long-term performance vs. our Board-approved peer group. Both executive and Director share ownership guidelines and share retention requirements promote alignment with shareholders.
●	Abbott’s compensation program does not include features that could encourage excessive risk taking, such as over-weighting toward annual incentives, highly leveraged payout curves, uncapped incentive award payments, unreasonable thresholds, or steep payout cliffs at certain levels that may encourage short-term business decisions to meet payout criteria.
●	In 2023, Abbott adopted a Dodd-Frank compliant clawback policy. Additionally, the Compensation Committee maintains broad discretion to administer and implement the Company’s preexisting recoupment policy and seek recoupment of equity or cash incentive awards if it determines that a senior executive engaged in misconduct or failed in a supervisory capacity, resulting in a material violation of law or Abbott policy that causes significant financial harm to Abbott. The Compensation Committee may recover incentive compensation awarded to a senior executive in the prior three years or reduce future awards.
●	Abbott’s hedging policy prohibits directors and officers from entering into financial transactions designed to reduce the financial risk associated with owning Abbott shares.
●	Abbott’s pledging policy prohibits directors and officers from holding Abbott shares in a margin account, pledging Abbott shares, or securing obligations by assigning Abbott shares as collateral.

This assessment was discussed with the Compensation Committee and its independent compensation consultant. The Committee and the consultant both agreed with the assessment.

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SUMMARY COMPENSATION TABLE

The following table summarizes compensation awarded to, earned by, or paid to the named officers. The section of the proxy statement captioned, “Compensation Discussion and Analysis—Basis for Compensation Decisions” describes in greater detail the information reported in this table.

Name and Principal Position	Year	Salary	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(5)	All Other Compensation(6)	SEC Total	Total Without Change in Pension Value(7)
Robert B. Ford, Chairman of the Board and Chief Executive Officer	2023	$1,500,000	$7,436,600	$7,437,649	$2,945,250	$3,665,280	$283,392	$23,268,171	$20,373,964
	2022	1,500,000	8,699,609	8,699,985	2,231,250	269,586	321,722	21,722,152	21,722,152
	2021	1,482,692	8,689,294	8,689,978	3,168,400	2,755,343	129,179	24,914,886	22,485,091
Robert E. Funck, Jr.,(1) Executive Vice President, Finance	2023	875,000	2,593,908	2,594,349	1,062,100	1,628,061	238,790	8,992,208	7,992,913
	2022	866,154	3,372,286	3,372,494	956,000	236,568	341,718	9,145,220	9,145,220
	2021	825,000	2,999,666	2,999,977	1,048,400	1,507,073	159,193	9,539,309	8,373,417
Philip P. Boudreau, Senior Vice President, Finance and Chief Financial Officer	2023	513,943	786,041	786,272	583,500	603,343	44,083	3,317,182	2,727,268
Hubert L. Allen, Executive Vice President, General Counsel and Secretary	2023	830,000	1,959,639	1,959,993	941,700	1,500,412	228,916	7,420,660	6,491,684
	2022	817,615	2,396,766	2,396,850	871,500	214,873	322,031	7,019,635	7,019,635
	2021	760,000	2,115,332	2,115,612	921,700	768,954	172,158	6,853,756	6,395,592
Lisa D. Earnhardt, Executive Vice President and Group President, Medical Devices	2023	737,654	1,684,197	1,684,477	904,900	401,828	85,380	5,498,436	5,196,818
Daniel G. Salvadori, Executive Vice President and Group President, Established Pharmaceuticals and Nutritional Products	2023	790,000	1,880,183	1,880,493	880,300	411,877	91,977	5,934,830	5,662,042
	2022	790,000	2,812,276	2,812,489	600,500	45,607	96,812	7,157,684	7,157,684
	2021	715,539	2,388,446	2,388,734	925,700	251,604	72,276	6,742,299	6,533,923
(1)	Prior to September 1, 2023, Mr. Funck, Jr. served as Executive Vice President, Finance and Chief Financial Officer. Effective September 1, 2023, Mr. Funck, Jr. was appointed Executive Vice President, Finance and Mr. Boudreau was appointed Senior Vice President, Finance and Chief Financial Officer. Mr. Boudreau reports to Mr. Funck, Jr. in his new role.
(2)	In accordance with the Securities and Exchange Commission (SEC) rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. Abbott determines grant date fair value by multiplying the number of shares granted by the average of the high and low market prices of an Abbott common share on the award’s date of grant.
(3)	In accordance with SEC rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. These amounts were determined as of the option’s grant date using a Black-Scholes stock option valuation model. These amounts are being reported solely for the purpose of comparative disclosure in accordance with SEC rules. There is no certainty that the amount determined using a Black-Scholes stock option valuation model would be the value at which employee stock options would be traded for cash. The assumptions are the same as those described in Note 9, entitled “Incentive Stock Program” of Abbott’s Notes to Consolidated Financial Statements included under Item 8, “Financial Statements and Supplementary Data” in Abbott’s 2023 Annual Report on SEC Form 10-K.

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(4)	This compensation is earned as a performance-based incentive bonus, pursuant to the 1998 Abbott Laboratories Performance Incentive Plan. Additional information regarding the Performance Incentive Plan can be found in the section of this proxy statement captioned, “Compensation Discussion and Analysis—Basis for Compensation Decisions.”
(5)
The plan amounts shown below are reported in this column.
For Messrs. Ford, Funck, Jr., Allen, and Salvadori, the amounts shown alongside the officer’s name are for 2023, 2022, and 2021, respectively. For Mr. Boudreau and Ms. Earnhardt, the amounts shown are for 2023.
Abbott Laboratories Annuity Retirement Plan
R. B. Ford: $116,664 / ($220,128) / $22,149; R. E. Funck, Jr.: $111,386 / ($185,077) / $89,455; P. P. Boudreau: $109,932; H. L. Allen: $95,131 / ($88,718) / $47,024; L. D. Earnhardt: $35,501; and D. G. Salvadori: $30,508 / ($53,150) / $19,272.
Abbott Laboratories Supplemental Pension Plan
R. B. Ford: $2,777,543 / ($2,544,153) / $2,407,646; R. E. Funck, Jr.: $887,909 / ($962,130) / $1,076,437; P. P. Boudreau: $479,982; H. L. Allen: $833,845 / ($770,934) / $411,140; L. D. Earnhardt: $266,117; and D. G. Salvadori: $242,280 / ($442,633) / $189,104.
Non-Qualified Defined Contribution Plan Earnings
The totals in this column include reportable interest credited under the 1998 Abbott Laboratories Performance Incentive Plan, the Abbott Laboratories 401(k) Supplemental Plan, and the 1986 Abbott Laboratories Management Incentive Plan (although none of the named officers currently receives awards under this plan).
R. B. Ford: $771,073 / $269,586 / $325,548; R. E. Funck, Jr.: $628,766 / $236,568 / $341,181; P. P. Boudreau: $13,429; H. L. Allen: $571,436 / $214,873 / $310,790; L. D. Earnhardt: $100,210; and D. G. Salvadori: $139,089 / $45,607 / $43,228.

(6)
The amounts shown below are reported in this column.
For Messrs. Ford, Funck, Jr., Allen, and Salvadori, the amounts shown alongside the officer’s name are for 2023, 2022, and 2021, respectively. For Mr. Boudreau and Ms. Earnhardt, the amounts shown are for 2023.
Earnings on Non-Qualified Defined Contribution Plans (net of the reportable interest included in footnote 5)
R. B. Ford: $153,521 / $240,102 / $8,148; R. E. Funck, Jr.: $164,510 / $268,399 / $86,107; P. P. Boudreau: $216; H. L. Allen: $149,665 / $246,845 / $95,227; L. D. Earnhardt: $18,159; and D. G. Salvadori: $17,270 / $24,607 / $3,566.
Each of the named officers’ awards under the 1998 Abbott Laboratories Performance Incentive Plan is paid in cash to the officer on a current basis. Each of the named officers has a grantor trust into which the awards may be deposited, net of maximum tax withholdings. The named officers also have grantor trusts in connection with the Abbott Laboratories 401(k) Supplemental Plan and the 1986 Abbott Laboratories Management Incentive Plan (although none of the named officers currently receives awards under the Management Incentive Plan). These amounts include the trusts’ earnings (net of the reportable interest included in footnote 5).
Employer Contributions to Defined Contribution Plans
R. B. Ford: $75,000 / $75,000 / $74,135; R. E. Funck, Jr.: $43,750 / $43,308 / $41,250; P. P. Boudreau: $25,697; H. L. Allen: $41,500 / $40,881 / $38,000; L. D. Earnhardt: $36,883; and D. G. Salvadori: $39,500 / $39,501 / $35,777.
These amounts include employer contributions to both Abbott’s tax-qualified defined contribution plan and the Abbott Laboratories 401(k) Supplemental Plan. The Abbott Laboratories 401(k) Supplemental Plan permits eligible Abbott officers to contribute amounts in excess of the limit set by the Internal Revenue Code for employee contributions to 401(k) plans up to the excess of (i) 18% of their base salary over (ii) the amount contributed to Abbott’s tax-qualified 401(k) plan. Abbott matches participant contributions at the rate of 250% of the first 2% of compensation contributed to the plan. The named officers have these amounts paid to them in cash on a current basis and deposited into a grantor trust established by the officer, net of maximum tax withholdings.

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Other Compensation
Mr. Ford’s non-business-related flights on corporate aircraft are covered by time-sharing lease agreements, pursuant to which he reimburses Abbott for certain costs associated with those flights in accordance with Federal Aviation Administration regulations. The following amounts are included in the totals in this column, which reflect Abbott’s incremental cost less reimbursements for non-business-related flights: $54,871 / $6,620 / $46,419.
Abbott determines the incremental cost for flights based on the direct cost to Abbott, including fuel costs, parking, handling and landing fees, catering, travel fees, and other miscellaneous direct costs.
Also included in the totals shown in the table is the cost of providing a corporate automobile less the amount reimbursed by the officer: R. E. Funck, Jr.: $21,513 / $22,480 / $22,661; P. P. Boudreau: $17,620; H. L. Allen: $27,751 / $24,305 / $27,613; L. D. Earnhardt: $20,338; and D. G. Salvadori: $25,207 / $22,704 / $21,933.
The following costs associated with financial planning are included: R. E. Funck, Jr.: $8,990 / $6,895 / $8,175; P. P. Boudreau: $550; H. L. Allen: $10,000 / $10,000 / $10,000; L. D. Earnhardt: $10,000; and D. G. Salvadori: $10,000 / $10,000 / $10,000. The named officers are also eligible to participate in an executive disability benefit described on page 68.

(7)	To demonstrate how year over year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column are calculated by subtracting the change in pension value reported in the Change in Pension Value and Non-Qualified Deferred Compensation Earnings column, as described in footnote 5 to this table, from the amounts reported in the SEC Total column. The amounts reported in this column differ from, and are not a substitute for, the amounts reported in the SEC Total column.

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2023 GRANTS OF PLAN BASED AWARDS

	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)(2)(3)	All Other Option Awards: Numbers of Securities Underlying Options (#)(4)	Exercise or Base Price of Options Awards ($/Sh.)	Closing Market Price on Grant Date	Grant Date Fair Value of Stock and Option Awards
Name			Target ($)	Maximum ($)
R. B. Ford	2/17/2023	2/17/2023			70,008				$7,436,600	(5)
	2/17/2023	2/17/2023				276,082	$106.24	$106.74	7,437,649	(6)
R. E. Funck, Jr.	2/17/2023	2/17/2023			24,419				2,593,908	(5)
	2/17/2023	2/17/2023				96,301	106.24	106.74	2,594,349	(6)
P. P. Boudreau	2/17/2023	2/17/2023			4,855				515,722	(5)
	2/17/2023	2/17/2023				19,149	106.24	106.74	515,874	(6)
	9/1/2023	6/8/2023			2,620				270,319	(5)
	9/1/2023	6/8/2023				10,223	103.18	102.85	270,398	(6)
H. L. Allen	2/17/2023	2/17/2023			18,448				1,959,639	(5)
	2/17/2023	2/17/2023				72,754	106.24	106.74	1,959,993	(6)
L. D. Earnhardt	2/17/2023	2/17/2023			15,855				1,684,197	(5)
	2/17/2023	2/17/2023				62,527	106.24	106.74	1,684,477	(6)
D. G. Salvadori	2/17/2023	2/17/2023			17,700				1,880,183	(5)
	2/17/2023	2/17/2023				69,803	106.24	106.74	1,880,493	(6)
(1)	During 2023, each of the named officers participated in the 1998 Abbott Laboratories Performance Incentive Plan, an annual, non-equity incentive plan. The annual cash incentive award earned by the named officer in 2023 under the plan is shown in the Summary Compensation Table under the column captioned, “Non-Equity Incentive Plan Compensation.” No future payouts will be made under the plan’s 2023 annual cash incentive award. The Performance Incentive Plan is described in greater detail in the section of the proxy statement captioned, “Compensation Discussion and Analysis—Basis for Compensation Decisions.”
(2)	These are performance-based restricted stock awards that have a 3-year term and vest upon Abbott reaching a minimum return on equity target, with no more than one-third of the award vesting in any one year. In 2023, Abbott reached its minimum return on equity target and one-third of each of the awards made on February 17, 2023 vested on February 29, 2024. The equity targets are described in the section of the proxy statement captioned, “Compensation Discussion and Analysis—Basis for Compensation Decisions.”
(3)	In the event of a grantee’s death or disability, these awards are deemed fully earned. The treatment of these awards upon a change in control is described in the section of the proxy statement captioned, “Potential Payments Upon Termination or Change in Control—Equity Awards.” Outstanding restricted shares and restricted stock units receive dividend payments at the same rate as all other shareholders.
(4)	Options with respect to one-third of the shares covered by these awards are exercisable after one year; two-thirds after two years; and all after three years. The options vest in the event of the grantee’s death or disability. The treatment of these awards upon a change in control is described in the section of the proxy statement captioned, “Potential Payments Upon Termination or Change in Control—Equity Awards.” Under the Abbott Laboratories 2017 Incentive Stock Program, these options have an exercise price equal to the average of the high and low market prices (rounded-up to the next even penny) of an Abbott common share on the date of grant.
(5)	Abbott determines the grant date fair value of stock and stock unit awards by multiplying the number of restricted shares or restricted stock units granted by the average of the high and low market prices of a common share on the grant date.
(6)	These values were determined as of the option’s grant date using a Black-Scholes stock option valuation model. The model uses the assumptions described in Note 9, entitled “Incentive Stock Program” of Abbott’s Notes to Consolidated Financial Statements included under Item 8, “Financial Statements and Supplemental Data” in Abbott’s 2023 Annual Report on SEC Form 10-K.

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2023 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the outstanding equity awards held by the named officers at year end.

	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
R. B. Ford								23,352	$2,570,355
								49,328	5,429,533
								70,008	7,705,780
	127,436			$47.00	2/19/2025
	14,243			48.90	5/31/2025
	285,388			38.40	2/18/2026
	151,869			44.40	2/16/2027
	246,963			59.94	2/15/2028
	240,059			75.90	2/21/2029
	390,896			87.72	2/20/2030
	239,393	119,697		124.04	2/18/2031
	114,942	229,885		117.58	2/17/2032
		276,082		106.24	2/16/2033
R. E. Funck, Jr.								8,061	$887,274
								19,121	2,104,649
								24,419	2,687,799
	55,097			$47.00	2/19/2025
	48,831			44.40	2/16/2027
	110,146			59.94	2/15/2028
	122,367			75.90	2/21/2029
	154,013			87.72	2/20/2030
	82,644	41,322		124.04	2/18/2031
	44,556	89,114		117.58	2/17/2032
		96,301		106.24	2/16/2033
P. P. Boudreau								1,665	$183,266
								3,567	392,620
								4,855	534,390
								2,620	288,383
	29,020			$87.72	2/20/2030
	17,075	8,538		124.04	2/18/2031
	8,312	16,626		117.58	2/17/2032
		19,149		106.24	2/16/2033
		10,223		103.18	8/31/2033

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	Option Awards(1)(2)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
H. L. Allen								5,685	$625,748
								13,590	1,495,851
								18,448	2,030,572
	157,421			$47.00	2/19/2025
	189,788			38.40	2/18/2026
	167,056			44.40	2/16/2027
	246,963			59.94	2/15/2028
	151,933			75.90	2/21/2029
	130,298			87.72	2/20/2030
	58,281	29,141		124.04	2/18/2031
	31,666	63,334		117.58	2/17/2032
		72,754		106.24	2/16/2033
L. D. Earnhardt								4,621	$508,633
								11,498	1,265,585
								15,855	1,745,160
	91,367			$80.98	6/09/2029
	114,940			87.72	2/20/2030
	47,380	23,690		124.04	2/18/2031
	26,793	53,587		117.58	2/17/2032
		62,527		106.24	2/16/2033
D. G. Salvadori								6,419	$706,539
								15,946	1,755,177
								17,700	1,948,239
	23,771			$38.40	2/18/2026
	75,591			44.40	2/16/2027
	49,611			50.72	7/20/2027
	182,935			59.94	2/15/2028
	162,430			75.90	2/21/2029
	132,182			87.72	2/20/2030
	65,805	32,903		124.04	2/18/2031
	37,158	74,316		117.58	2/17/2032
		69,803		106.24	2/16/2033
(1)	Except as noted, these options are fully vested.

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(2)	The vesting dates of outstanding unexercisable stock options and unvested restricted stock awards at December 31, 2023 are as follows.

	Option Awards				Stock Awards(a)
Name	Number of Unexercised Shares Remaining from Original Grant	Number of Option Shares Vesting—Date Vested 2024	Number of Option Shares Vesting—Date Vesting 2025	Number of Option Shares Vesting—Date Vesting 2026	Number of Restricted Shares or Units	Number of Restricted Shares or Units Vesting— Date Vested 2024
R. B. Ford	119,697	119,697 – 2/19			23,352	(b)
	229,885	114,942 – 2/18	114,943 – 2/18		49,328	(c)
	276,082	92,027 – 2/17	92,027 – 2/17	92,028 – 2/17	70,008	(d)
R. E. Funck, Jr.	41,322	41,322 – 2/19			8,061	(b)
	89,114	44,557 – 2/18	44,557 – 2/18		19,121	(c)
	96,301	32,100 – 2/17	32,100 – 2/17	32,101 – 2/17	24,419	(d)
P. P. Boudreau	8,538	8,538 – 2/19			1,665	(b)
	16,626	8,313 – 2/18	8,313 – 2/18		3,567	(c)
	19,149	6,383 – 2/17	6,383 – 2/17	6,383 – 2/17	4,855	(d)
	10,223	3,407 – 9/1	3,408 – 9/1	3,408 – 9/1	2,620	(e)
H. L. Allen	29,141	29,141 – 2/19			5,685	(b)
	63,334	31,667 – 2/18	31,667 – 2/18		13,590	(c)
	72,754	24,251 – 2/17	24,251 – 2/17	24,252 – 2/17	18,448	(d)
L. D. Earnhardt	23,690	23,690 – 2/19			4,621	(b)
	53,587	26,793 – 2/18	26,794 – 2/18		11,498	(c)
	62,527	20,842 – 2/17	20,842 – 2/17	20,843 – 2/17	15,855	(d)
D. G. Salvadori	32,903	32,903 – 2/19			6,419	(b)
	74,316	37,158 – 2/18	37,158 – 2/18		15,946	(c)
	69,803	23,267 – 2/17	23,268 – 2/17	23,268 – 2/17	17,700	(d)
(a)	The equity targets are described in the section of the proxy statement captioned, “Compensation Discussion and Analysis—Basis for Compensation Decisions.”
(b)	These are the restricted shares that remained outstanding and unvested on December 31, 2023, from an award made on February 19, 2021. The award has a 3-year term with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2023, Abbott reached its minimum return on equity target and these shares vested on February 29, 2024.
(c)	These are the restricted shares that remained outstanding and unvested on December 31, 2023, from an award made on February 18, 2022. The award has a 3-year term with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2023, Abbott reached its minimum return on equity target and half of these shares vested on February 29, 2024.
(d)	These are the restricted shares that remained outstanding and unvested on December 31, 2023, from an award made on February 17, 2023. The award has a 3-year term with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2023, Abbott reached its minimum return on equity target and one-third of these shares vested on February 29, 2024.
(e)	These are the restricted shares that remained outstanding and unvested on December 31, 2023, from an award made on September 1, 2023. The award has a 3-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2023, Abbott reached its minimum return on equity target and one-third of these shares will vest on September 1, 2024.

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2023 OPTION EXERCISES AND STOCK VESTED

The following table summarizes for each named officer the number of shares the officer acquired on the exercise of stock options and the number of shares the officer acquired on the vesting of stock awards in 2023:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
R. B. Ford	0	$0	69,391	$6,923,140
R. E. Funck, Jr.	0	0	26,044	2,598,410
P. P. Boudreau	0	0	5,036	502,442
H. L. Allen	0	0	19,604	1,955,891
L. D. Earnhardt	0	0	16,656	1,661,769
D. G. Salvadori	0	0	21,619	2,156,928

PENSION BENEFITS

During 2023, the named officers participated in two Abbott sponsored defined benefit pension plans: the Abbott Laboratories Annuity Retirement Plan, a tax qualified pension plan; and the Abbott Laboratories Supplemental Pension Plan, a non-qualified supplemental pension plan. The Supplemental Pension Plan also includes a benefit feature Abbott uses to attract officers who are at the mid-point of their careers. This feature provides an additional benefit to officers who are mid-career hires that is less valuable to officers who have spent most of their careers at Abbott. Except as provided in Abbott’s change in control agreements, Abbott does not have a policy granting extra years of credited service under the plans. These change in control agreements are described on pages 69 and 70.

The compensation considered in determining the pension payable to the named officers is the compensation shown in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 57.

ANNUITY RETIREMENT PLAN

The Annuity Retirement Plan covers eligible employees in the United States who are age 21 or older, and provides participants with a life annuity benefit at normal retirement equal to A plus the greater of B or C below.

A.	1.10% of 5-year final average earnings multiplied by years of benefit service after 2003.
B.	1.65% of 5-year final average earnings multiplied by years of benefit service prior to 2004 (up to 20); plus 1.50% of 5-year final average earnings multiplied by years of benefit service prior to 2004 in excess of 20 (but no more than 15 additional years); less 0.50% of the lesser of 3-year final average earnings (but not more than the social security wage base in any year) or the social security covered compensation level multiplied by years of benefit service.
C.	1.10% of 5-year final average earnings multiplied by years of benefit service prior to 2004.

The benefit for service prior to 2004 (B or C above) is reduced for the cost of preretirement surviving spouse benefit protection. The reduction is calculated using formulas based on age and employment status during the period in which coverage was in effect.

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Final average earnings are the average of the employee’s 60 highest paid consecutive calendar months of compensation (salary and non-equity incentive plan compensation). The Annuity Retirement Plan covers earnings up to the limit imposed by Internal Revenue Code Section 401(a)(17) and provides for a maximum of 35 years of benefit service.

Participants become fully vested in their pension benefit upon the completion of five years of service. The benefit is payable on an unreduced basis at age 65. Participants hired after 2003 who terminate prior to age 55 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55. Participants hired prior to 2004 who terminate prior to age 50 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 50. Participants hired prior to 2004 who terminate prior to age 50 with less than 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55.

The Annuity Retirement Plan offers several optional forms of payment, including certain and life annuities, joint and survivor annuities, and level income annuities. The benefit paid under any of these options is actuarially equivalent to the life annuity benefit produced by the formula described above.

Participants who retire from Abbott prior to their normal retirement age may receive subsidized early retirement benefits. Participants hired after 2003 are eligible for early retirement at age 55 with 10 years of service. Participants hired prior to 2004 are eligible for early retirement at age 50 with 10 years of service or age 55 if the employee’s age plus years of benefit service total 70 or more. As of December 31, 2023, Messrs. Ford, Funck, Jr., Boudreau, and Allen were eligible for early retirement benefits under the plan.

The subsidized early retirement reductions applied to the benefit payable for service after 2003 (A above) depend upon the participant’s age at retirement. If the participant retires after reaching age 55, the benefit is reduced 5 percent per year for each year that payments are made before age 62. If the participant retires after reaching age 50 but prior to reaching age 55, the benefit is actuarially reduced from age 65.

The early retirement reductions applied to the benefit payable for service prior to 2004 (B and C above) depend upon age and service at retirement:

●	In general, the 5-year final average earnings portions of the benefit are reduced 3 percent per year for each year that payments are made before age 62 and the 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62.
●	Employees who participated in the plan before age 36 may elect “Special Retirement” on the last day of any month after reaching age 55 with age plus Seniority Service points of at least 94 or “Early Special Retirement” on the last day of any month after reaching age 55, provided their age plus Seniority Service points would reach at least 94 before age 65. Seniority Service includes periods of employment prior to attaining the minimum age required to participate in the plan. If Special Retirement or Early Special Retirement applies, Seniority Service is used in place of benefit service in the formulas. The 5-year final average earnings portions of the benefit in B above are reduced 1⅔ percent for each year between ages 59 and 62 plus 2½ percent for each year between ages 55 and 59. The 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62. Benefit C is payable on an unreduced basis at Special Retirement and is reduced 3 percent per year for each year that payments are made before age 62, if Early Special Retirement applies.

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SUPPLEMENTAL PENSION PLAN

With the following exceptions, the provisions of the Supplemental Pension Plan are substantially the same as those of the Annuity Retirement Plan:

●	Officers’ 5-year final average earnings are calculated using the average of the 5 highest years of base earnings and the 5 highest years of payments under Abbott’s non equity incentive plans.
●	The Annuity Retirement Plan does not include amounts deferred or payments received under the Abbott Laboratories Deferred Compensation Plan in its calculation of a participant’s final average earnings. To preserve the pension benefits of Deferred Compensation Plan participants, the Supplemental Pension Plan includes amounts deferred by a participant under the Deferred Compensation Plan in its calculation of final average earnings. Beginning in the year following their election as an officer, Abbott officers are no longer eligible to defer compensation under the Deferred Compensation Plan.
●	In addition to the benefits outlined above for the Annuity Retirement Plan, participating officers are eligible for a benefit equal to 0.6% of 5-year final average earnings for each year of service for each of the first 20 years of service occurring after the participant attains age 35. The benefit is further limited by the maximum percentage allowed under the Annuity Retirement Plan under that plan’s benefit formulas (A, B, and C above). The portion of this additional officer benefit attributable to service prior to 2004 is reduced 3 percent per year for each year that payments are made before the plan’s unreduced retirement age. The portion attributable to service after 2003 is reduced 5 percent per year for each year that payments are made before the plan’s unreduced retirement age if the participant is at least age 55 at early retirement. If the participant is under age 55 at retirement, the portion attributable to service after 2003 is actuarially reduced from age 65.
●	The Supplemental Pension Plan provides early retirement benefits similar to those provided under the Annuity Retirement Plan. The benefits provided to Abbott’s officers under the Supplemental Pension Plan are reduced from the plan’s unreduced retirement age, unless the benefit is being actuarially reduced from age 65. As of December 31, 2023, Messrs. Ford, Funck, Jr., Boudreau, and Allen were eligible for early retirement benefits under the plan.
●	Vested plan benefits accrued under the Supplemental Pension Plan may be funded through a grantor trust established by the officer. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, those officers who were elected prior to 2009 may have the entire amount of their vested plan benefits funded through a grantor trust. Officers elected after 2008 may only have the vested plan benefits that accrue following the calendar year in which the officer is first elected funded through a grantor trust. Vested plan benefits accrued through December 31, 2008, to the extent not previously funded, were distributed to the participants’ individual trusts and included in the participants’ income.

Benefits payable under the Supplemental Pension Plan are offset by the benefits payable from the Annuity Retirement Plan, calculated as if benefits under the plans commenced at the same time. The amounts paid to an officer’s Supplemental Pension Plan grantor trust to fund plan benefits are actuarially determined. The plan is designed to result in Abbott paying the officer’s Supplemental Pension Plan benefits to the extent assets held in the officer’s trust are insufficient.

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2023 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
R. B. Ford	Abbott Laboratories Annuity Retirement Plan	27	$601,107	$0
	Abbott Laboratories Supplemental Pension Plan	27	10,524,506	755,360	(2)
R. E. Funck, Jr.	Abbott Laboratories Annuity Retirement Plan	36	1,710,046	0
	Abbott Laboratories Supplemental Pension Plan	36	9,055,335	655,929	(2)
P. P. Boudreau	Abbott Laboratories Annuity Retirement Plan	27	585,011	0
	Abbott Laboratories Supplemental Pension Plan	27	1,695,430	147,909	(2)
H. L. Allen	Abbott Laboratories Annuity Retirement Plan	18	639,891	0
	Abbott Laboratories Supplemental Pension Plan	18	6,097,465	532,602	(2)
L. D. Earnhardt	Abbott Laboratories Annuity Retirement Plan	5	121,771	0
	Abbott Laboratories Supplemental Pension Plan	5	800,556	0	(2)
D. G. Salvadori	Abbott Laboratories Annuity Retirement Plan	9	140,404	0
	Abbott Laboratories Supplemental Pension Plan	9	1,082,951	78,079	(2)
(1)	Abbott calculates these present values using: (i) a 5.11% discount rate for the Annuity Retirement Plan and a 5.06% discount rate for the Supplemental Pension Plan, the same effective discount rates it uses for Financial Accounting Standards Board ASC Topic 715 calculations for financial reporting purposes; and (ii) each plan’s unreduced retirement age. The present values shown in the table reflect post-retirement mortality, based on the Financial Accounting Standards Board ASC Topic 715 assumption, but do not include a factor for pre-retirement termination, mortality, or disability.
(2)	Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, vested Supplemental Pension Plan benefits, to the extent not previously funded, were distributed to the participants’ individual grantor trusts and included in the participants’ income. Amounts held in the officer’s individual trust are expected to offset Abbott’s obligations to the officer under the plan. During 2023, the amounts shown, less applicable tax withholdings, were deposited in such individual trusts established by the named officers. Grantor trusts are described in greater detail in the section of the proxy statement captioned, “Compensation Discussion and Analysis—Benefits and Perquisites.”

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION—GENERALLY

Abbott does not have employment agreements with its named officers.

The following summarizes the payments that the named officers would have received if their employment had terminated on December 31, 2023. Earnings would have continued to be paid to the named officer’s Performance Incentive Plan, Management Incentive Plan, and Supplemental 401(k) Plan grantor trusts, until the trust assets were fully distributed. The amount of these payments would depend on the period over which the trusts’ assets were distributed and the trusts’ earnings. If the trusts’ assets were distributed over a ten-year period and based on current earnings, the named officers would receive the following average annual payments over such ten-year period:

●	R. B. Ford, $779,725
●	R. E. Funck, Jr., $585,887
●	P. P. Boudreau, $17,609
●	H. L. Allen, $533,520
●	L. D. Earnhardt, $111,335
●	D. G. Salvadori, $153,872

In addition, the following one-time deposits would have been made under the Abbott Laboratories Supplemental Pension Plan for the following named officers:

●	R. B. Ford, $4,703,777
●	P. P. Boudreau, $567,847
●	H. L. Allen, $165,416
●	L. D. Earnhardt, $471,438
●	D. G. Salvadori, $56,725

If the termination of employment was due to disability, then the following named officers also would have received, in addition to Abbott’s standard disability benefits, a monthly long-term disability benefit in the amount of:

●	R. B. Ford, $147,263
●	R. E. Funck, Jr., $53,105
●	P. P. Boudreau, $29,175
●	H. L. Allen, $47,085
●	L. D. Earnhardt, $45,245
●	D. G. Salvadori, $44,015

This long-term disability benefit would continue for up to 24 months following termination of employment. It ends if the officer retires, recovers, dies, or ceases to meet eligibility criteria.

In addition, if the employment of these named officers had terminated due to death or disability, the officer’s unvested stock options and restricted shares would have vested on December 31, 2023 with values as set forth below in the section captioned, “Equity Awards.”

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POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

Abbott has change in control arrangements with other key members of its management team, in the form of change in control agreements for Abbott officers and a change in control plan for certain other management personnel. The agreements with the named officers are described below.

Each change in control agreement continues in effect until December 31, 2024, and can be renewed for successive two year terms upon notice prior to the expiration date. If notice of non-renewal is given, the agreement will expire on the later of the scheduled expiration date and the one-year anniversary of the date of such notice. If no notice is given, the agreement will expire on the one-year anniversary of the scheduled expiration date. Each agreement also automatically extends for two years following any change in control (see below) that occurs while the agreement is in effect.

The agreements provide that if the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason (see below) within two years following a change in control of Abbott, the officer is entitled to receive a lump sum payment equal to three times the officer’s annual salary and annual incentive (“bonus”) award (assuming for this purpose that all target performance goals have been achieved or, if higher, based on the average bonus for the last three years), plus any unpaid bonus owing for any completed performance period and the pro rata bonus for any current bonus period (based on the highest of the bonus assuming achievement of target performance, the average bonus for the past three years, or in the case of the unpaid bonus for any completed performance period, the actual bonus earned). If the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason during a potential change in control (see below), the officer is entitled to receive a lump sum payment of the annual salary and bonus payments described above, except that the amount of the bonus to which the officer is entitled will be based on the actual achievement of the applicable performance goals. If the potential change in control becomes a “change in control event” (within the meaning of Section 409A of the Internal Revenue Code), the officer will be entitled to receive the difference between the bonus amounts the officer received upon termination during the potential change in control and the bonus amounts that would have been received had such amounts instead been based on the higher of the officer’s target bonus or the average bonus paid to the officer in the preceding three years. Bonus payments include payments made under the Performance Incentive Plan. The officer will also receive up to three years of additional employee benefits (including welfare benefits, outplacement services and tax and financial counseling, and the value of three more years of pension accruals).

If change in control related payments and benefits become subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, payments under the agreement will be reduced to prevent application of the excise tax if such a reduction would leave the executive in a better after-tax position than if the payments were not reduced and the tax applied. The agreements also limit the conduct for which awards under Abbott’s incentive stock programs can be terminated and generally permit options to remain exercisable for the remainder of their term.

For purposes of the agreements, the term “change in control” includes the following events: any person becoming the beneficial owner of Abbott securities representing a specified percentage of the outstanding voting power (not including an acquisition directly from Abbott and its affiliates); a change in the majority of the members of the Board of Directors whose appointment was approved by a vote of at least two thirds of the incumbent directors; and the consummation of certain mergers or similar corporate transactions involving Abbott. A “potential change in control” under the agreements includes, among other things, Abbott’s entry into an agreement that would result in a change in control. Finally, the term “good reason” includes: a significant adverse change in the executive’s position, duties, or authority; Abbott’s failure to pay the executive’s compensation or a reduction in the executive’s base pay or benefits; or the relocation of Abbott’s principal executive offices to a location that is more than thirty-five miles from the location of the offices at the time of the change in control.

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If a change in control had occurred on December 31, 2023 immediately followed by one of the covered circumstances described above, the named officers would have been entitled to receive the following payments and benefits under the change in control agreements:

Name	Cash Termination Payments	Additional Supplemental Pension Plan Benefits	Welfare and Fringe Benefits
R. B. Ford	$15,306,133	$2,464,434	$98,956
R. E. Funck, Jr.	6,972,300	899,380	64,269
P. P. Boudreau	3,141,763	703,698	105,545
H. L. Allen	6,142,600	1,377,359	53,300
L. D. Earnhardt	6,000,400	374,767	100,149
D. G. Salvadori	5,975,800	204,095	91,581

EQUITY AWARDS

Under Abbott Laboratories’ Incentive Stock Programs, upon a change in control, the surviving company may assume, convert, or replace awards to executive officers on an equivalent basis. If the surviving company does not do so, then the awards vest. If the surviving company does assume, convert, or replace the awards on an equivalent basis, then the awards vest if the officer’s employment is terminated without cause or the officer resigns for good reason during the period six months prior to and through two years after a change in control. The term “good reason” has the same definition as in the change of control agreements.

If a change in control had occurred on December 31, 2023, and the surviving company did not assume, convert, or replace the awards, then the named officers would have vested in the following options and restricted shares:

	Unvested Stock Options		Restricted Shares
Name	Number of Option Shares	Value of Option Shares	Number of Restricted Shares	Value of Restricted Shares
R. B. Ford	625,664	$1,057,394	142,688	$15,705,668
R. E. Funck, Jr.	226,737	368,833	51,601	5,679,722
P. P. Boudreau	54,536	143,777	12,707	1,398,659
H. L. Allen	165,229	278,648	37,723	4,152,171
L. D. Earnhardt	139,804	239,478	31,974	3,519,378
D. G. Salvadori	177,022	267,345	40,065	4,409,955

The value of stock options shown is based on the excess of the closing price of a common share on December 31, 2023 over the exercise price of such options, multiplied by the number of unvested stock options held by the named officer. The value of restricted shares shown is determined by multiplying the number of restricted shares that would vest as of December 31, 2023 and the closing price of a common share on December 31, 2023.

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CEO PAY RATIO

In 2023, we compared CEO pay to that of our median employee. To identify our median employee, we first excluded all 1,542 employees who are employed in Bolivia (149), Latvia (8), and Philippines (1,385), representing less than 5% of our global workforce of 115,184 employees as of October 1, 20231. We then examined the 2023 base salary of all remaining employees globally, excluding our CEO, who were employed by us on October 1, 2023. We annualized the base salary of all permanent employees who were hired in 2023, but did not work for the entire year. The base salary for employees outside of the U.S. was converted to U.S. dollars.

After identifying the median employee, we collected annual total compensation for this employee using the same methodology we use for our named executive officers as disclosed in the Summary Compensation Table on page 57 and then added the cost of medical and dental benefits ($13,998) in the calculation of annual total compensation for the median employee and CEO.

The annual total compensation of our median employee was $132,152, resulting in a ratio of 176:1.

The above ratio and annual total compensation amount are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules.

____________________
[1]	Total U.S. employees: 37,393; total non-U.S. employees: 77,791.

PAY VERSUS PERFORMANCE

The following table presents the Company’s pay versus performance disclosure as required by the SEC. The “Compensation Actually Paid” portions of this table are calculated in accordance with SEC rules and include certain amounts that were not received during the respective fiscal year and may not be received in the future. The section of the proxy statement captioned, “Compensation Discussion and Analysis—Basis for Compensation Decisions” describes how the Compensation Committee links pay to performance.

							Value of Initial Fixed $100 Investment Based On:(6)
Year(1)	Summary Compensation Table Total for Ford(2)	Summary Compensation Table Total for White(2)	Compensation Actually Paid to Ford(3)	Compensation Actually Paid to White(4)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Total Shareholder Return	Peer Group Total Shareholder Return(7)	Net Income (in millions)	Adjusted Diluted EPS(8)
2023	$23,268,171	N/A	$20,487,194	N/A	$6,232,663	$5,691,925	$136	$143	$5,723	$4.44
2022	$21,722,152	N/A	$8,014,859	N/A	$7,402,414	$2,903,667	$133	$140	$6,933	$5.34
2021	$24,914,886	N/A	$43,342,034	N/A	$9,267,772	$20,389,311	$167	$143	$7,071	$5.21
2020	$20,450,586	$19,828,384	$29,075,377	$38,385,988	$6,902,127	$10,929,581	$128	$113	$4,495	$3.65
(1)	The Principal Executive Officer (“PEO”) and named officers for the applicable years were as follows:
●	2023: Robert B. Ford served as the Company’s PEO for the entirety of 2023. The Company’s other named officers for 2023 were: Robert E. Funck, Jr.; Philip P. Boudreau; Hubert L. Allen; Lisa D. Earnhardt; and Daniel G. Salvadori.
●	2022: Robert B. Ford served as the Company’s PEO for the entirety of 2022. The Company’s other named officers for 2022 were: Robert E. Funck, Jr.; Hubert L. Allen; Daniel G. Salvadori; and Andrea F. Wainer.
●	2021: Robert B. Ford served as the Company’s PEO for the entirety of 2021. The Company’s other named officers for 2021 were: Robert E. Funck, Jr.; Hubert L. Allen; Daniel G. Salvadori; Andrea F. Wainer; and Miles D. White.

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●	2020: Mr. Ford served as President and Chief Operating Officer until his appointment to President and Chief Executive Officer (PEO), effective March 31, 2020, and Mr. White served as Chairman and Chief Executive Officer (PEO) prior to Mr. Ford’s March 31, 2020 appointment. The Company’s other named officers for 2020 were: Robert E. Funck, Jr.; Hubert L. Allen; John F. Ginascol; Daniel G. Salvadori; and Brian B. Yoor.
(2)	Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in which the named officer served as PEO in the case of Messrs. Ford and White and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s named officers other than the individual serving as PEO for all or a portion of such years.
(3)	Amounts reported in this column are based on total compensation reported for Mr. Ford in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below.

		Ford
		2023	2022	2021	2020
	Summary Compensation Table - Total Compensation(a)	$23,268,171	$21,722,152	$24,914,886	$20,450,586
-	Change in Accumulated Benefits Under Defined Benefit and Actuarial Pension Plans(b)	(2,894,207)	0	(2,429,795)	(3,901,036)
+	Service Costs Under Defined Benefit and Actuarial Pension Plans(c)	369,300	551,654	482,954	261,019
-	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(d)	(14,874,249)	(17,399,594)	(17,379,272)	(11,248,988)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(e)	15,931,161	16,976,728	22,729,219	18,590,594
+	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(f)	365,421	(7,581,367)	10,936,340	4,960,074
+	Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(g)	(1,969,172)	(6,515,228)	3,865,474	(185,168)
+	Dividends paid on equity awards(h)	290,769	260,514	222,228	148,296
=	Compensation Actually Paid	$20,487,194	$8,014,859	$43,342,034	$29,075,377
(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.
(b)	Represents the aggregate change in the actuarial present value of Mr. Ford’s accumulated benefit under all defined benefit and actuarial pension plans reported in the Summary Compensation Table for the indicated fiscal year.
(c)	Represents the sum of the actuarial present value of Mr. Ford’s benefit under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year, calculated using the same methodology as used in the Company’s financial statements under generally accepted accounting principles.
(d)	Represents the aggregate grant date fair value of option awards and stock awards granted to Mr. Ford reported in the Summary Compensation Table during the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(e)	Represents the aggregate fair value as of the indicated fiscal year-end of Mr. Ford’s outstanding and unvested option awards and stock awards granted during such fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(f)	Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested option awards and stock awards granted in prior fiscal years and held by Mr. Ford as of the last day of the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.

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(g)	Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each option award and stock award held by Mr. Ford that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(h)	Represents the aggregate value of dividends paid on outstanding and unvested stock awards.
(4)	Amounts reported in this column are based on total compensation reported for Mr. White in the Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below. Mr. White was a named officer in 2021, and his 2021 compensation is included in the average compensation reported for the Company’s other named officers, as described in footnote 5 below.

		White
		2020
	Summary Compensation Table - Total Compensation(a)	$19,828,384
-	Change in Accumulated Benefits Under Defined Benefit and Actuarial Pension Plans(b)	(1,028,610)
+	Service Costs Under Defined Benefit and Actuarial Pension Plans(c)	0
-	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(d)	(11,998,931)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(e)	19,829,982
+	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(f)	11,882,907
+	Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(g)	(395,379)
+	Dividends paid on equity awards(h)	267,635
=	Compensation Actually Paid	$38,385,988
(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.
(b)	Represents the aggregate change in the actuarial present value of Mr. White’s accumulated benefit under all defined benefit and actuarial pension plans reported in the Summary Compensation Table for the indicated fiscal year.
(c)	Represents the sum of the actuarial present value of Mr. White’s benefit under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year, calculated using the same methodology as used in the Company’s financial statements under generally accepted accounting principles.
(d)	Represents the aggregate grant date fair value of option awards and stock awards granted to Mr. White reported in the Summary Compensation Table during the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(e)	Represents the aggregate fair value as of the indicated fiscal year-end of Mr. White’s outstanding and unvested option awards and stock awards granted during such fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(f)	Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested option awards and stock awards granted in prior fiscal years and held by Mr. White as of the last day of the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(g)	Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each option award and stock award held by Mr. White that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(h)	Represents the aggregate value of dividends paid on outstanding and unvested stock awards.

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(5)	Amounts reported in this column are based on the average total compensation reported for the Company’s named officers other than the individuals serving as PEO in the Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below:

		Other NEOs Average(a)
		2023	2022	2021	2020
	Summary Compensation Table - Total Compensation(b)	$6,232,663	$7,402,414	$9,267,772	$6,902,127
-	Change in Accumulated Benefits Under Defined Benefit and Actuarial Pension Plans(c)	(618,518)	0	(503,651)	(1,590,997)
+	Service Costs Under Defined Benefit and Actuarial Pension Plans(d)	168,628	290,245	263,706	214,361
-	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(e)	(3,561,910)	(5,406,145)	(6,156,884)	(3,551,089)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(f)	3,820,883	5,274,761	8,052,203	5,868,700
+	Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(g)	90,401	(2,269,110)	6,303,872	3,066,178
+	Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(h)	(511,224)	(2,469,621)	3,050,194	(51,351)
+	Dividends paid on equity awards(i)	71,002	81,123	112,099	71,652
=	Compensation Actually Paid	$5,691,925	$2,903,667	$20,389,311	$10,929,581
(a)	Please see footnote 1 for the named officers included in the average for each indicated fiscal year. Mr. White was a named officer in 2021, and his 2021 compensation is included in the average compensation reported in this table for 2021.
(b)	Represents the average Total Compensation as reported in the Summary Compensation Table for the reported named officers in the indicated fiscal year.
(c)	Represents the average aggregate change in the actuarial present value of the reported named officers accumulated benefit under all defined benefit and actuarial pension plans reported in the Summary Compensation Table for the indicated fiscal year.
(d)	Represents the average sum of the actuarial present value of the reported named officers benefit under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year, calculated using the same methodology as used in the Company’s financial statements under generally accepted accounting principles.
(e)	Represents the average aggregate grant date fair value of the option awards and stock awards granted to the reported named officers reported in the Summary Compensation Table during the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(f)	Represents the average aggregate fair value as of the indicated fiscal year-end of the reported named officers outstanding and unvested option awards and stock awards granted during such fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(g)	Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested option awards and stock awards granted in prior fiscal years and held by the reported named officers as of the last day of the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.

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(h)	Represents the average aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each option award and stock award held by the reported named officers that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(i)	Represents the average aggregate value of dividends paid on outstanding and unvested stock awards held by the reported named officers during the indicated fiscal year.
(6)	Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.
(7)	The TSR Peer Group consists of the Standard & Poor’s 500 Health Care Index, an independently prepared index that includes companies in the healthcare industry.
(8)	Adjusted Diluted EPS is diluted earnings per common share from continuing operations excluding specified items, such as intangible amortization expense and various other costs including expenses related to restructuring actions or business acquisitions. As noted in the CD&A, for 2023, the Compensation Committee determined that Adjusted Diluted EPS continues to be viewed as a core driver of the Company’s performance and shareholder value creation.

We believe the compensation paid, calculated in accordance with SEC disclosure rules, in each of the years reported above and over the four-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the compensation paid fluctuated year-over-year. However, these relationships are primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our annual incentive plan and our LTI plan, including our TSR and Adjusted Diluted EPS performance. The section of the proxy statement captioned, “Compensation Discussion and Analysis—Basis for Compensation Decisions” describes in greater detail the Compensation Committee’s emphasis on “pay-for-performance”. The relationship between compensation paid and the pay of our NEOs is described below:

-	Relationship Between Compensation Paid to the PEO and Average Other Named Officers and the Company’s Cumulative TSR – In 2021, the compensation paid to Mr. Ford and the other named officers increased by 49% and 87%, respectively, compared to a TSR of 31%. In 2022, the compensation paid to Mr. Ford and the other named officers decreased by 82% and 86%, respectively, compared to a TSR of negative 21%. In 2023, the compensation paid to Mr. Ford and the other named officers increased by 156% and 96%, respectively, compared to a TSR of 2%. For 2020, the year in which Mr. Ford served as PEO for a portion of the year, the compensation paid to Mr. Ford was $29,075,377 compared to a TSR of 28%. For 2020, the year in which Mr. White served as PEO for a portion of the year, the compensation paid to Mr. White was $38,385,988 compared to a TSR of 28%.
-	Relationship Between Compensation Paid to the PEO and Average Other Named Officers and the Company’s Net Income – In 2021, the compensation paid to Mr. Ford and the other named officers increased by 49% and 87%, respectively, compared to a 57% increase in our net income. In 2022, the compensation paid to Mr. Ford and the other named officers decreased by 82% and 86%, respectively, compared to a 2.0% decrease in our net income. In 2023, the compensation paid to Mr. Ford and the other named officers increased by 156% and 96%, respectively, compared to a 17.5% decrease in our net income. For 2020, the year in which Mr. Ford served as PEO for a portion of the year, the compensation paid to Mr. Ford was $29,075,377 compared to our net income of $4.495 billion. For 2020, the year in which Mr. White served as PEO for a portion of the year, the compensation paid to Mr. White was $38,385,988 compared to our net income of $4.495 billion.

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-	Relationship Between Compensation Paid to the PEO and Average Other Named Officers and the Company’s Adjusted Diluted EPS Performance – In 2021, the compensation paid to Mr. Ford and the other named officers increased by 49% and 87%, respectively, compared to a 43% increase in our Adjusted Diluted EPS, as calculated per footnote 8 above. In 2022, the compensation paid to Mr. Ford and the other named officers decreased by 82% and 86%, respectively, compared to a 2.5% increase in our Adjusted Diluted EPS, as calculated per footnote 8 above. In 2023, the compensation paid to Mr. Ford and the other named officers increased by 156% and 96%, respectively, compared to a 16.9% decrease in our Adjusted Diluted EPS, as calculated per footnote 8 above. For 2020, the year in which Mr. Ford served as PEO for a portion of the year, the compensation paid to Mr. Ford was $29,075,377 compared to our Adjusted Diluted EPS of $3.65, as calculated per footnote 8 above, over the same time horizon. For 2020, the year in which Mr. White served as PEO for a portion of the year, the compensation paid to Mr. White was $38,385,988 compared to our Adjusted Diluted EPS of $3.65, as calculated per footnote 8 above, over the same time horizon.
-	Relationship Between the Company’s TSR and the Peer Group TSR – The TSR for the peer group disclosed in footnote 7 of the table above increased by 2% in 2023, decreased by 2% in 2022 and increased by 26% and 13% in 2021 and 2020, respectively as compared to the Company’s TSR which increased by 2% in 2023, decreased by 21% in 2022 and increased by 31% and 28% during 2021 and 2020, respectively.

Our compensation program is linked directly to our business strategy, to help focus participants on those activities that drive our business strategy and create value for shareholders.

The following list includes the most important performance measures used to link the compensation of our named officers for the most recently completed fiscal year to Company performance and business strategy. Please see page 35 of the CD&A for additional detail.

●	Sales	●	Total Shareholder Return
●	Diluted EPS	●	Return on Equity
●	Return on Assets	●	Division Margin
●	Free Cash Flow

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RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS (ITEM 2 ON PROXY CARD)

Abbott’s By-Laws provide that the Audit Committee shall appoint annually a firm of independent registered public accountants to serve as auditors. In October 2023, the Audit Committee appointed Ernst & Young LLP to act as auditors for 2024. Ernst & Young LLP has served as Abbott’s auditors since 2014.

Although the Audit Committee has sole authority to appoint auditors, it would like to know the opinion of the shareholders regarding its appointment of Ernst & Young LLP as auditors for 2024. For this reason, shareholders are being asked to ratify this appointment. If the shareholders do not ratify the appointment of Ernst & Young LLP as auditors for 2024, the Audit Committee will take that fact into consideration, but may, nevertheless, continue to retain Ernst & Young LLP.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as auditors for 2024.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

AUDIT FEES AND NON-AUDIT FEES

The following table presents fees for professional audit services by Ernst & Young LLP for the audit of Abbott’s annual financial statements for the years ended December 31, 2023 and December 31, 2022 and fees billed for other services rendered by Ernst & Young LLP during these periods.

	2023	2022
Audit fees:(1)	$27,050,000	$25,246,000
Audit related fees:(2)	1,403,000	1,587,000
Tax fees:(3)	7,304,000	6,916,000
All other fees:(4)	331,000	220,000
Total	$36,088,000	$33,969,000

(1)	Audit fees include amounts billed or to be billed for professional services rendered for the audit of Abbott’s annual financial statements, the review of Abbott’s financial statements included in Abbott’s quarterly reports, and the audits of Abbott’s internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the Securities and Exchange Commission, and certain accounting consultations in connection with the audits.
(2)	Audit related fees include audits of certain employee benefit plans’ financial statements, assurance reports related to certain information technology systems, and other agreed upon procedures.
(3)	Tax fees consist principally of professional services rendered for tax compliance and tax planning and advice including assistance with tax audits and appeals.
(4)	All other fees include regulatory and technical education services, participation in industry surveys, benchmarking analyses, and a required compliance assessment associated with Abbott’s hosting of certain health data.

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POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT AUDITOR

The Audit Committee has established policies and procedures to pre-approve all audit and permissible non audit services performed by the independent auditor and its related affiliates.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for Abbott’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee reviews these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2023 Annual Report on Form 10-K with Abbott’s management and its independent registered public accounting firm.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee has also considered whether the provision of the services described on page 77 under the caption “Audit Fees and Non-Audit Fees” is compatible with maintaining the independence of the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Abbott’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission.

Audit Committee
N. McKinstry, Chair
C. Babineaux-Fontenot
P. Gonzalez
M. A. Kumbier
J. G. Stratton

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SAY ON PAY—AN ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION (ITEM 3 ON PROXY CARD)

Shareholders are being asked to approve the compensation of Abbott’s named officers, as disclosed under Securities and Exchange Commission rules, including the Compensation Discussion and Analysis, the compensation tables, and related material included in this proxy statement.

Abbott’s strong sustainable performance has resulted in total shareholder return (TSR) above the peer median on a five-year basis. Following the acquisitions of St. Jude Medical and Alere Inc. in 2017, Abbott has delivered a cumulative TSR of 225%, significantly outperforming both the S&P 500 (141%) and peers (99%) over that same time horizon. This long-term performance is driven by strong execution, an effective governance structure, and the strength of our diversified business model with leadership positions in some of the largest and fastest growing markets in healthcare and innovative product portfolios across our businesses.

5-Year Total Shareholder Return	7-Year TSR: Durable Growth Over the past 7 years, Abbott has outperformed the S&P 500 and peers

In addition to delivering significant shareholder returns, Abbott continued to take important steps to position the Company for long-term, sustainable growth.

ROBUST INNOVATION PIPELINE	INVESTING FOR FUTURE GROWTH	SHAREHOLDER RETURNS
●Steady cadence of important product approvals across our businesses that will be significant contributors to growth in the coming years.	●Increased manufacturing scale and capabilities across several important products. ●Invested $2.2 billion in capital projects in the past year.	●Returned $3.6 billion to shareholders through dividends in 2023 and announced an 8% increase to our dividend for 2024, marking our 52nd consecutive year of dividend increases.

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Our compensation program is market-based and produces outcomes that directly link to both Company and officer performance. The vast majority of compensation for our executive officers is performance-based and objectively determined. Long Term Incentives (LTI), which comprise the largest percentage of compensation for our executive officers, are directly linked to shareholder returns. Our annual incentive plan links officer compensation to the metrics which ensure financial success for the short-term and position the Company for growth in the future as well.

The Compensation Committee, with the counsel of its independent consultant, concluded that the compensation reported herein was earned and appropriate. The specific details of the executive compensation program and compensation paid to the named executive officers are described on pages 28 through 54 of this proxy statement.

While this vote is advisory and non-binding, the Board of Directors and Compensation Committee value the opinion of the shareholders and will review the voting results and take into account the results and our ongoing dialogue with shareholders when future compensation decisions are made.

Accordingly, the Board of Directors recommends that you vote FOR the approval of the named officers’ compensation.

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ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

The table below reflects the number of Abbott common shares beneficially owned as of January 31, 2024 by (i) each director nominee, (ii) the Chief Executive Officer, each individual serving as the Chief Financial Officer during 2023, and the three other most highly paid executive officers in 2023, and (iii) all directors and executive officers as a group. It also reflects the number of stock equivalent units held by non-employee directors under the Abbott Laboratories Non-Employee Directors’ Fee Plan and restricted stock units held by non-employee directors.

Name	Shares Beneficially Owned(1)(2)	Stock Options Exercisable Within 60 Days of January 31, 2024	Stock Equivalent Units
H. L. Allen	175,959	1,218,465	0
R. J. Alpern	37,297	0	9,512
C. Babineaux-Fontenot	1,816	0	0
S. E. Blount	33,157	0	0
P. P. Boudreau	18,418	77,641	0
L. D. Earnhardt	75,437	351,805	0
R. B. Ford	378,740	2,137,855	0
R. E. Funck, Jr.	257,413	735,633	0
P. Gonzalez	3,418	0	2,870
M. A. Kumbier	12,213	0	0
D. W. McDew	6,891	0	0
N. McKinstry	35,223	74,818	0
M. G. O’Grady	1,816	4,576	0
M. F. Roman	4,977	0	3,324
D. G. Salvadori	119,861	822,811	0
D. J. Starks	6,725,574	8,136	0
J. G. Stratton	15,532	0	10,114
All directors and executive officers as a group(3)	8,140,586	6,388,686	25,820
(1)	This column includes shares held in the officers’ accounts in the Abbott Laboratories Stock Retirement Trust as follows: P. P. Boudreau, 351; R. E. Funck, Jr., 18,676; and all executive officers as a group, 32,959. Each officer has shared voting power and sole investment power with respect to the shares held in his or her account.
(2)	This column includes restricted stock units held by the non-employee directors and payable in stock upon their retirement from the Board as follows: R. J. Alpern, 37,297; C. Babineaux-Fontenot, 1,816; S. E. Blount, 30,557; P. Gonzalez, 3,418; M. A. Kumbier, 9,132; D. W. McDew, 6,891; N. McKinstry, 30,557; M. G. O’Grady, 1,816; M. F. Roman, 4,917; D. J. Starks, 15,514; J. G. Stratton, 12,077; and all directors as a group, 153,992.
(3)	None of the directors or executive officers has pledged shares. No director or executive officer beneficially owns more than one percent of the outstanding shares of Abbott. The directors and executive officers as a group beneficially own less than one percent of the outstanding shares of Abbott.

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INFORMATION CONCERNING SECURITY OWNERSHIP

The table below reports the number of common shares beneficially owned as of December 31, 2023 by BlackRock, Inc. and The Vanguard Group (directly or through their subsidiaries), the only persons known to Abbott to beneficially own more than 5% of Abbott’s outstanding common shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	134,061,311	7.7%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	156,444,700	9.01%
(1)	The information shown was provided by BlackRock, Inc. in a Schedule 13G/A it filed with the Securities and Exchange Commission on January 26, 2024. BlackRock reported that it has sole voting power over 120,538,358 of these shares and sole dispositive power over all of these shares.
(2)	The information shown was provided by The Vanguard Group in a Schedule 13G/A it filed with the Securities and Exchange Commission on February 13, 2024. Vanguard reported that it has shared voting power over 2,168,997 of these shares, sole dispositive power over 149,127,641 of these shares, and shared dispositive power over 7,317,059 of these shares.

APPROVAL PROCESS FOR RELATED PERSON TRANSACTIONS

It is Abbott’s policy that the Nominations and Governance Committee oversee, review, and approve any transaction in which Abbott participates and in which any related person has a direct or indirect material interest if such transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Related person transactions requiring review by the Nominations and Governance Committee pursuant to this policy are identified in:

●	Questionnaires annually distributed to Abbott’s directors and officers,
●	Certifications submitted annually by Abbott officers related to their compliance with Abbott’s Code of Business Conduct, or
●	Communications made directly by the related person to the Chief Financial Officer or General Counsel.

In determining whether to approve a related person transaction, the Nominations and Governance Committee will consider the following items, among others:

●	The related person’s relationship to Abbott and interest in the transaction,
●	The material facts of the transaction, including the aggregate value of such transaction or, in the case of indebtedness, the amount of principal involved,
●	The benefits to Abbott of the transaction,
●	If applicable, the availability of other sources of comparable products or services,
●	An assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally,
●	Whether a transaction has the potential to impair director independence, and
●	Whether the transaction constitutes a conflict of interest.

This process is included in the Nominations and Governance Committee’s written charter, which is available in the corporate governance section of Abbott’s investor relations website (www.abbottinvestor.com).

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OTHER MATTERS

In accordance with Abbott’s articles of incorporation, Abbott has advanced defense costs on behalf of the Board of Directors and certain officers and employees in connection with a derivative action regarding Abbott’s manufacturing of certain infant powder formula products.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING PROXY STATEMENT

Shareholder proposals for presentation at the 2025 Annual Meeting must be received by Abbott no later than November 15, 2024 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2025 meeting.

PROCEDURE FOR RECOMMENDATION AND NOMINATION OF DIRECTORS AND TRANSACTION OF BUSINESS AT ANNUAL MEETING

Proxy Access: A shareholder, or a group of up to 20 shareholders, owning continuously for at least three years Abbott common shares representing an aggregate of at least 3% of the voting power entitled to vote in the election of directors, may nominate and have included in Abbott’s proxy materials director nominees constituting up to 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements in Abbott’s By-Laws.

Nominating shareholders are permitted to include in Abbott’s proxy statement a 500-word statement in support of their nominee(s). Abbott may omit any information or statement that it, in good faith, believes is materially false or misleading, omits to state a material fact, or would violate any applicable law or regulation.

Other Nominations of Directors or Proposals to Transact Business: A shareholder may also recommend persons as potential nominees for director by submitting the names of such persons in writing to the Chair of the Nominations and Governance Committee or the Secretary of Abbott. Recommendations should be accompanied by a statement of qualifications and confirmation of the person’s willingness to serve. A nominee who is recommended by a shareholder following these procedures will receive the same consideration as other comparably qualified nominees.

A shareholder entitled to vote for the election of directors at an Annual Meeting and who is a shareholder of record at the time of the giving of notice provided for under Article II of Abbott’s By-Laws, through the date of the Annual Meeting, may directly nominate persons for director, or make proposals of other business to be brought before the Annual Meeting, by providing proper timely written notice to the Secretary of Abbott.

Notice Requirements: The notice submitted by a shareholder must include certain information required by Article II of Abbott’s By-Laws, including information about the shareholder, any person directly or indirectly controlling, controlled by or under common control with such shareholder, any beneficial owner of Abbott shares owned of record by such shareholder, certain other associated persons, their respective affiliates or associates, others acting in concert with them or participants with respect to any proposed business or nominations, and any proposed director nominee.

For each matter the shareholder proposes to bring before the Annual Meeting, the notice must also include a brief description of the business to be discussed, the reasons for conducting such business at the Annual Meeting, and certain other information specified in the By-Laws. In addition, in the case of a director nomination, including through proxy access, the notice must include a written questionnaire with respect to the background and qualifications of the proposed nominee, a written representation and agreement of the proposed nominee addressing matters specified in the By-Laws, and certain other information specified in the By-Laws.

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To be timely, written notice either to directly nominate persons for director, including through proxy access, or to bring business properly before the Annual Meeting must be received at Abbott’s principal executive offices not later than the close of business on the ninetieth day, or earlier than the one hundred twentieth day, prior to the anniversary date of the preceding Annual Meeting. If the Annual Meeting is called for a date that is more than thirty days prior to or more than sixty days after such anniversary date, notice by the shareholder must be received not earlier than the one hundred twentieth day prior to such Annual Meeting and not later than the close of business on the later of (i) the ninetieth day prior to such Annual Meeting and (ii) the tenth day following the day on which public announcement was made. To be timely for the 2025 Annual Meeting, this written notice must be received by Abbott no later than the close of business on January 26, 2025.

In addition, the notice must be updated and supplemented, if necessary, so that the information provided or required to be provided is true and correct (i) as of the record date for the Annual Meeting and (ii) as of the date that is ten business days prior to the meeting. Any such update or supplement must be received by the Secretary of Abbott at Abbott’s principal executive offices (A) not later than the close of business five business days after the record date for determining the shareholders entitled to receive notice of such meeting (in the case of an update required to be made under clause (i) of the foregoing sentence) and (B) not later than the close of business seven business days prior to the date of the Annual Meeting or, if practicable, any postponement, rescheduling or adjournment thereof (and, if not practicable, on the first practicable date prior to the date to which the Annual Meeting has been postponed, rescheduled or adjourned) (in the case of an update required to be made pursuant to clause (ii) of the foregoing sentence), and must also meet the other requirements set forth in the By-Laws.

In addition to satisfying the foregoing requirements under Abbott’s By-Laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Abbott’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended. For the purposes of Rule 14a-19, the Board’s role in terms of including a shareholder nominee on the proxy card is to ensure the shareholder nominee is eligible based on the requirements specified in the By-Laws, not the nominee’s suitability to serve on the Board.

GENERAL

It is important that proxies be returned promptly. Shareholders are urged, regardless of the number of shares owned, to vote their shares. Most of Abbott’s shareholders may vote their shares by telephone or using the Internet. Shareholders who wish to vote by mail should sign and return their proxy card in the enclosed business reply envelope. Shareholders who vote by telephone or using the Internet do not need to return their proxy card.

The 2024 Annual Meeting will be held virtually. Please see pages 85 and 86 for information on how to attend and participate in the Annual Meeting.

By order of the Board of Directors.

HUBERT L. ALLEN
Secretary

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INFORMATION ABOUT THE ANNUAL MEETING

NOTICE AND ACCESS

In accordance with the Securities and Exchange Commission’s “Notice and Access” rules, Abbott mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to certain shareholders in mid-March of 2024. The Notice describes the matters to be considered at the Annual Meeting and how the shareholders can access the proxy materials online. It also provides instructions on how those shareholders can vote their shares. If you received the Notice, you will not receive a print version of the proxy materials, unless you request one. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

HOW TO ATTEND THE MEETING ON THE VIRTUAL MEETING PLATFORM

Shareholders can attend, vote their shares, and submit questions during the Annual Meeting at meetnow.global/ ABT2024. The Annual Meeting will begin promptly at 9:00 a.m. Central Time on April 26, 2024.

To be admitted to the Annual Meeting, shareholders will be required to enter a control number.

Registered Shareholders. If you are a registered holder (i.e., you received your proxy materials from Abbott through Abbott’s transfer agent, Computershare), you may attend the Annual Meeting without advance registration. Your 15-digit control number is provided on your proxy card, email, or Notice. Please follow the instructions on your proxy card, email, or Notice to attend the meeting. If you no longer have these documents, please contact Computershare at 1-888-332-2268.

Beneficial Shareholders. If you are a beneficial holder (i.e., you received your proxy materials from your broker, bank, or other agent), you may attend the meeting using either of the options described below.

Using the control number found on the voting instructions included with your proxy materials. On the day of the meeting, visit meetnow.global/ABT2024 and log in by entering the control number that appears on the voting instructions included with your proxy materials.

We expect that most beneficial shareholders will be able to attend the Annual Meeting, vote their shares, and ask questions using this option. However, Abbott recommends that you confirm this ability with the broker, bank, or other agent through which you hold your shares. If your broker, bank, or other agent does not provide for the ability to access the Annual Meeting using the control number included with your proxy materials, you must register in advance to attend the Annual Meeting as described below.

Registering in advance of the Annual Meeting. To register, you must submit your name, email address, and a legal proxy from your broker reflecting your ownership of Abbott shares.

Please send your registration materials to Computershare at legalproxy@computershare.com, with “Legal Proxy” in the subject line. Registration requests must be received by Computershare no later than 5 p.m. Eastern Time on Tuesday, April 23, 2024.

Requests for registration can also be submitted by mail to:

Computershare
Abbott Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

You will receive a confirmation of your registration by email from Computershare, along with a 15-digit control number needed to be admitted to the Annual Meeting.

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WHO CAN VOTE

Shareholders of record at the close of business on February 28, 2024 will be entitled to notice of and to vote at the Annual Meeting. As of January 31, 2024, Abbott had 1,735,184,289 outstanding common shares, which are Abbott’s only outstanding voting securities. All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters.

HOW TO VOTE

Whether or not you plan to virtually attend the Annual Meeting, Abbott strongly urges you to submit your proxy or vote your shares in advance of the Annual Meeting.

Registered shareholders. Registered shareholders may vote by mail by signing and promptly returning their proxy in the enclosed envelope. Abbott’s By-Laws provide that a shareholder may authorize no more than two persons as proxies to attend and vote at the meeting. Registered shareholders may also vote their shares:

●	by telephone (1-800-652-VOTE (8683)), or
●	or on the Internet at www.investorvote.com/abt.

If you vote by telephone or using the Internet, you do not need to return your proxy card. The instructions for voting can be found with your proxy card or on the Notice.

Beneficial shareholders. Beneficial shareholders should refer to the voting instructions provided by their broker, bank, or other agent to direct the voting of their shares in advance of the meeting.

Voting at the meeting. Shareholders participating in the Annual Meeting on the virtual meeting platform may vote their shares at the Annual Meeting.

HOW TO SUBMIT QUESTIONS

Following conclusion of the business items on the agenda for the Annual Meeting, Abbott will hold a live question and answer session where questions pertinent to meeting matters will be answered, as time permits. Shareholders participating in the meeting on the virtual meeting platform can submit questions during the Annual Meeting by clicking on the message icon in the upper right-hand corner of the page on the meeting center site. Questions that are substantially similar may be grouped together in a single response to avoid repetition and to allow more time for other questions.

TECHNICAL SUPPORT

The virtual meeting platform is fully supported across most internet browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up to date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. For further assistance, please call 1-888-724-2416 (toll free) or 1-781-575-2748 (international toll).

REVOKING A PROXY

You may revoke your proxy by voting in person at the Annual Meeting or, at any time prior to the meeting:

●	by delivering a written notice to the Secretary of Abbott,
●	by delivering an authorized proxy with a later date, or
●	by voting by telephone or using the Internet after you have given your proxy.

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CUMULATIVE VOTING

Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Shareholders may not cumulate their votes against a nominee. If you wish to cumulate your votes, you must sign and mail in your proxy card or attend the Annual Meeting.

DISCRETIONARY VOTING AUTHORITY

Unless authority is withheld in accordance with the instructions on the proxy, the persons named in the proxy will vote the shares covered by proxies they receive to elect the 12 nominees named in Item 1 on the proxy card. Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the Board of Directors, or for fewer than 12 nominees if, in the judgment of the proxy holders, such action is necessary or desirable. The persons named in the proxy may also decide to vote shares cumulatively in their sole discretion so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all), although they have no present intention of doing so. The proxy holders may not cast your vote for any nominee from whom you have withheld authority to vote.

Where a shareholder has specified a choice for or against the ratification of the appointment of Ernst & Young LLP as auditors, or the advisory vote on the approval of executive compensation, or where the shareholder has abstained on these matters, the shares represented by the proxy will be voted (or not voted) as specified. Where no choice has been specified, the proxy will be voted FOR the ratification of Ernst & Young LLP as auditors, and FOR the approval of executive compensation.

Aside from matters set forth in this proxy statement, the Board of Directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

QUORUM AND VOTE REQUIRED TO APPROVE EACH ITEM ON THE PROXY

A majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders with respect to that matter.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

Shares represented by proxies which are present and entitled to vote on a matter but which have elected to abstain from voting on another matter will have the effect of votes against those directors or that matter. A proxy submitted by an institution, such as a broker or bank that holds shares for the account of a beneficial owner, may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the shares. These “non-voted shares” will be considered shares not present and, therefore, not entitled to vote on those matters, although these shares may be considered present and entitled to vote for other purposes. Brokers and banks have discretionary authority to vote shares in the absence of instructions on matters the New York Stock Exchange considers “routine”, such as the ratification of the appointment of the auditors. They do not have discretionary authority to vote shares in absence of instructions on “non-routine” matters. The election of directors, the advisory vote on the approval of executive compensation, and shareholder proposals are “non-routine” matters. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting.

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INSPECTORS OF ELECTION

The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify shareholders are independent and are not Abbott employees.

COST OF SOLICITING PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Abbott for use at the Annual Meeting.

Abbott will bear the cost of making solicitations from its shareholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail, telephone, Internet, or in person by directors, officers, or employees of Abbott and its subsidiaries.

Abbott has retained Morrow Sodali LLC to aid in the solicitation of proxies at an estimated cost of $19,500 plus reimbursement for reasonable out of pocket expenses.

ABBOTT LABORATORIES STOCK RETIREMENT PLAN

Participants in the Abbott Laboratories Stock Retirement Plan will receive voting instructions for their shares held in the Abbott Laboratories Stock Retirement Trust. The Stock Retirement Plan’s Investment Committee must solicit voting instructions from the participants and follow the voting instructions it receives. The Investment Committee may use its own discretion with respect to those shares for which no voting instructions are received.

CONFIDENTIAL VOTING

It is Abbott’s policy that all proxies, ballots, and voting tabulations that reveal how a particular shareholder has voted be kept confidential and not be disclosed, except:

●	where disclosure may be required by law or regulation,
●	where disclosure may be necessary in order for Abbott to assert or defend claims,
●	where a shareholder provides comments with a proxy,
●	where a shareholder expressly requests disclosure,
●	to allow the inspectors of election to certify the results of a vote, or
●	in other limited circumstances, such as a contested election or proxy solicitation not approved and recommended by the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

Shareholders sharing an address may receive only one copy of the proxy materials or the Notice of Internet Availability of Proxy Materials, unless their broker, bank, or other intermediary has received contrary instructions from any shareholder at that address. This is known as “householding.” Shareholders wishing to discontinue householding and receive separate copies of the proxy materials or the Notice of Internet Availability of Proxy Materials should notify their broker, bank, or other intermediary.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” variations of these words, and similar expressions are intended to identify these forward-looking statements. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements, including but not limited to those risks and uncertainties identified under “Item 1A. Risk Factors” of Abbott’s Annual Report on Form 10-K for the year ended December 31, 2023. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments, except as required by law.

The information on Abbott’s website, including the contents of Abbott’s Global Sustainability Report, Diversity and Inclusion Report, and 2030 Sustainability Plan, is not, and shall not be deemed to be, a part of this proxy statement or incorporated herein or into any of Abbott’s other filings with the Securities and Exchange Commission.

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INDUSTRY LEADERSHIP

FORTUNE’S MOST ADMIRED COMPANIES since 1984	DOW JONES SUSTAINABILITY INDEX Top Industry Score, 2013-2023, 19th year on the Index
TIME Magazine “The Best Inventions of 2023” Aveir DR Leadless Pacemaker System	2023 FORTUNE “Change the World” list Abbott recognized for its innovative Freedom 2 Save program
Wall Street Journal Management Top 250 Companies No. 28 in 2023	SCIENCE MAGAZINE TOP 20 EMPLOYERS for 20 years
WORKPLACE LEADERSHIP in more than 25 countries	Seramount “100 Best Company” for 23 years in a row and recognized us as a Top Company for Executive Women and Best Company for Multicultural Women
TOP 50 COMPANIES FOR DIVERSITY FAIR360 (formerly DiversityInc), for 20 consecutive years	CES 2024 Innovation Awards Aveir DR Leadless Pacemaker System
3BL Best Corporate Citizens Named one of top 100 companies for 15 consecutive years (2009-2023)	TIME Magazine World’s Best Companies Ranked 78 out of 750 companies in 2023
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Abbott Laboratories
100 Abbott Park Road
Abbott Park, Illinois 60064-6400 U.S.A.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
AND PROXY STATEMENT

MEETING DATE
APRIL 26, 2024
9:00 A.M. CENTRAL TIME
YOUR VOTE IS IMPORTANT
Please sign and promptly return your proxy in the enclosed envelope or vote your shares by telephone or using the Internet.
The 2024 Annual Meeting of Shareholders will be held virtually at meetnow.global/ABT2024. Please see pages 85 and 86 of this proxy statement for instructions on how to attend the Annual Meeting.

For technical support for the virtual meeting platform on the day of the Annual Meeting, please call 1-888-724-2416 (toll free) or 1-781-575-2748 (international toll).

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Online Go to www.investorvote.com/abt or scan the QR code — login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/abt

2024 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Item 1 and FOR Items 2 and 3.

1.	Election of 12 Directors:
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 – R. J. Alpern	☐	☐	☐	02 – C. Babineaux-Fontenot	☐	☐	☐	03 – S. E. Blount	☐	☐	☐

04 – R. B. Ford	☐	☐	☐	05 – P. Gonzalez	☐	☐	☐	06 – M. A. Kumbier	☐	☐	☐

07 – D. W. McDew	☐	☐	☐	08 – N. McKinstry	☐	☐	☐	09 – M. G. O’Grady	☐	☐	☐

10 – M. F. Roman	☐	☐	☐	11 – D. J. Starks	☐	☐	☐	12 – J. G. Stratton	☐	☐	☐

		For	Against	Abstain
2.	Ratification of Ernst & Young LLP As Auditors	☐	☐	☐

3.	Say on Pay - An Advisory Vote on the Approval of Executive Compensation	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title and, where more than one is named, a majority should sign.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

03XT5C

The 2024 Annual Meeting of Shareholders will be held virtually at meetnow.global/ABT2024.
Please see the accompanying Proxy Statement for instructions on how to attend the meeting.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/abt

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Abbott Laboratories

Proxy Solicited on Behalf of the Board of Directors for Annual Meeting - April 26, 2024

The undersigned, revoking all previous proxies, acknowledges receipt of the Notice and Proxy Statement dated March 15, 2024, in connection with the Annual Meeting of Shareholders of Abbott Laboratories to be held at 9:00 a.m. Central Time on Friday, April 26, 2024, and hereby appoints Robert B. Ford and Hubert L. Allen, or either of them, proxy for the undersigned, with full power of substitution, to represent and vote all shares of the undersigned upon all matters properly coming before the Annual Meeting or any adjournments thereof.

If the undersigned is a participant in the Abbott Laboratories Stock Retirement Plan, then this card also instructs the plan’s Investment Committee to vote as specified at the 2024 Annual Meeting of Shareholders, and any adjournments thereof, all shares of Abbott Laboratories held in the undersigned’s plan account upon the matters indicated and in their discretion upon such other matters as may properly come before the meeting.

Abbott’s proxy holders reserve the right to vote shares cumulatively in their sole discretion so that one or more of the nominees may receive fewer votes than other nominees (or no votes at all).

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no such directions are indicated, this proxy will be voted FOR the election of the nominees listed in Item 1 and FOR Items 2 and 3. In their discretion, the proxy holders are authorized to vote upon any other matters as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.